                                                                    EXHIBIT 4.8

                             ____________________


                          FEDERAL-MOGUL CORPORATION,

                THE GUARANTORS PARTY HERETO FROM TIME TO TIME,

                                      AND

                             THE BANK OF NEW YORK,
                                  AS TRUSTEE


                                _______________

                                   INDENTURE

                         Dated as of January 20, 1999

                                _______________

                       ________________________________

                               TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
ARTICLE I  Definitions and Incorporation by Reference.............................................................1

         SECTION 1.1.         Definitions.........................................................................1
         SECTION 1.2.         Other Definitions...................................................................9
         SECTION 1.3.         Incorporation by Reference of Trust Indenture Act...................................9
         SECTION 1.4.         Rules of Construction..............................................................10

ARTICLE II  The Securities.......................................................................................10

         SECTION 2.1.         Form, Dating and Terms.............................................................10
         SECTION 2.2.         Execution and Authentication.......................................................19
         SECTION 2.3.         Registrar and Paying Agent.........................................................20
         SECTION 2.4.         Paying Agent To Hold Money in Trust................................................20
         SECTION 2.5.         Securityholder Lists...............................................................21
         SECTION 2.6.         Transfer and Exchange..............................................................21
         SECTION 2.7.         Form of Certificate to be Delivered in Connection with Transfers to Institutional
                               Accredited Investors..............................................................24
         SECTION 2.8.         Form of Transfers Pursuant to be Delivered in Connection with Transfers Pursuant to Regulation S...................................................................27
         SECTION 2.9.         Mutilated, Destroyed, Lost or Stolen Securities....................................29
         SECTION 2.10.        Temporary Securities...............................................................29
         SECTION 2.11.        Cancellation.......................................................................30
         SECTION 2.12.        Payment of Interest; Defaulted Interest............................................30
         SECTION 2.13.        Computation of Interest............................................................31
         SECTION 2.14.        CUSIP Numbers......................................................................31

ARTICLE III  Covenants...........................................................................................31

         SECTION 3.1.         Payment of Principal, Premium, if any, and Interest, if any........................31
         SECTION 3.2.         Maintenance of Office or Agency....................................................32
         SECTION 3.3.         Money for Securities Payments to be Held in Trust; Unclaimed Money.................32
         SECTION 3.4.         Corporate Existence................................................................33
         SECTION 3.5.         Reports by the Company.............................................................33
         SECTION 3.6.         Annual Review Certificate; Notice of Defaults or Events of Default.................34
         SECTION 3.7.         Books of Record and Account........................................................34
         SECTION 3.8.         Limitation on Liens................................................................35
         SECTION 3.9.         Limitation on Sale and Lease-Back Transactions.....................................36

ARTICLE IV  Consolidation, Merger or Sale by the Company.........................................................37

         SECTION 4.1.         Consolidation, Merger or Sale of Assets Permitted..................................37

ARTICLE V  Redemption of Securities..............................................................................38

         SECTION 5.1.         Applicability of Article...........................................................38
         SECTION 5.2.         Election to Redeem; Notice to Trustee..............................................38
         SECTION 5.3.         Selection of Securities to be Redeemed.............................................38
         SECTION 5.4.         Notice of Redemption...............................................................39
         SECTION 5.5.         Deposit of Redemption Price........................................................40
         SECTION 5.6.         Securities Payable on Redemption Date..............................................40
         SECTION 5.7.         Securities Redeemed in Part........................................................40

ARTICLE VI  Defaults and Remedies................................................................................41

         SECTION 6.1.         Events of Default..................................................................41
         SECTION 6.2.         Acceleration; Rescission and Annulment.............................................42
         SECTION 6.3.         Collection of Indebtedness and Suits for Enforcement by Trustee....................43
         SECTION 6.4.         Trustee May File Proofs of Claim...................................................43
         SECTION 6.5.         Trustee May Enforce Claims Without Possession of Securities........................43
         SECTION 6.6.         Delay or Omission Not Waiver.......................................................44
         SECTION 6.7.         Waiver of Past Defaults............................................................44
         SECTION 6.8.         Control by Majority................................................................44
         SECTION 6.9.         Limitation on Suits by Holders.....................................................44
         SECTION 6.10.        Rights of Holders to Receive Payment...............................................45
         SECTION 6.11.        Application of Money Collected.....................................................45
         SECTION 6.12.        Restoration of Rights and Remedies.................................................46
         SECTION 6.13.        Rights and Remedies Cumulative.....................................................46
         SECTION 6.14.        Waiver of Usury, Stay or Extension Laws............................................46
         SECTION 6.15.        Undertaking for Costs..............................................................47

ARTICLE VII  Trustee.............................................................................................47

         SECTION 7.1.         Certain Duties and Responsibilities of the Trustee.................................47
         SECTION 7.2.         Rights of Trustee..................................................................47
         SECTION 7.3.         Trustee May Hold Securities........................................................48
         SECTION 7.4.         Money Held in Trust................................................................48
         SECTION 7.5.         Trustee's Disclaimer...............................................................49
         SECTION 7.6.         Notice of Defaults.................................................................49
         SECTION 7.7.         Reports by Trustee to Holders......................................................49
         SECTION 7.8.         Securityholder Lists...............................................................49
         SECTION 7.9.         Compensation and Indemnity.........................................................49
         SECTION 7.10.        Replacement of Trustee.............................................................50
         SECTION 7.11.        Acceptance of Appointment by Successor.............................................52

         SECTION 7.12.        Eligibility; Disqualification......................................................53
         SECTION 7.13.        Merger, Conversion, Consolidation or Succession to Business........................53
         SECTION 7.14.        Appointment of Authenticating Agent................................................53

ARTICLE VIII  Discharge of Indenture; Defeasance.................................................................55

         SECTION 8.1.         Termination of Company's and Guarantors' Obligations Under this Indenture...........55
         SECTION 8.2.         Application of Trust Funds.........................................................56
         SECTION 8.3.         Applicability of Defeasance Provisions; Company's Option to Effect Defeasance
                               or Covenant Defeasance............................................................56
         SECTION 8.4.         Defeasance and Discharge...........................................................56
         SECTION 8.5.         Covenant Defeasance................................................................57
         SECTION 8.6.         Conditions to Defeasance or Covenant Defeasance....................................57
         SECTION 8.7.         Deposited Money and Government Obligations to be Held in Trust.....................59
         SECTION 8.8.         Repayment to Company................................................................59
         SECTION 8.9.         Indemnity for Government Obligations...............................................59

ARTICLE IX  Supplemental Indentures..............................................................................59

         SECTION 9.1.         Supplemental Indentures Without Consent of Holders.................................59
         SECTION 9.2.         Supplemental Indentures with Consent of Holders....................................60
         SECTION 9.3.         Compliance With Trust Indenture Act................................................62
         SECTION 9.4.         Execution of Supplemental Indentures...............................................62
         SECTION 9.5.         Effect of Supplemental Indentures..................................................62
         SECTION 9.6.         Reference in Securities to Supplemental Indentures.................................62

ARTICLE X  Guarantees............................................................................................62

         SECTION 10.1.        Guarantees.........................................................................62
         SECTION 10.2         Obligations of Guarantors Unconditional............................................64
         SECTION 10.3.        Limitation on Guarantors' Liability.................................................64
         SECTION 10.4.        Releases of Guarantees.............................................................65
         SECTION 10.5.        Application of Certain Terms and Provisions to Guarantors..........................65
         SECTION 10.6.        Additional Guarantors..............................................................66

ARTICLE XI  Miscellaneous........................................................................................66

         SECTION 11.1.        Trust Indenture Act Controls.......................................................66
         SECTION 11.2.        Notices............................................................................66
         SECTION 11.3.        Communication by Holders with other Holders........................................67
         SECTION 11.4.        Certificate and Opinion as to Conditions Precedent.................................67
         SECTION 11.5.        Statements Required in Certificate or Opinion......................................67
         SECTION 11.6.        When Securities Disregarded........................................................68
         SECTION 11.7.        Rules by Trustee, Paying Agent and Registrar.......................................68

         SECTION 11.8.        Legal Holidays.....................................................................68
         SECTION 11.9.        GOVERNING LAW......................................................................68
         SECTION 11.10.       No Recourse Against Others.........................................................68
         SECTION 11.11.       Successors.........................................................................68
         SECTION 11.12.       Multiple Originals.................................................................69
         SECTION 11.13.       Variable Provisions................................................................69
         SECTION 11.14.       Qualification of Indenture.........................................................69
         SECTION 11.15.       Table of Contents; Headings........................................................69
         SECTION 11.16.       Separability.......................................................................69
         SECTION 11.17.       Benefits of Indenture..............................................................69

EXHIBIT A                  Form of the Initial Security
EXHIBIT B                  Form of the Exchange Security

                             CROSS-REFERENCE TABLE
                             ---------------------

TIA Section                                                                      Indenture Section
-----------                                                                      -----------------
310(a)(1)..............................................................................       7.12
   (a)(2...............................................................................       7.12
   (a)(3)..............................................................................        1.3
   (a)(4)..............................................................................        1.3
   (b)................................................................................. 7.10; 7.12
311(a).................................................................................        1.3
   (b).................................................................................        1.3
312(a).................................................................................        7.8
   (b).................................................................................       11.3
   (c).................................................................................       11.3
313(a).................................................................................        7.7
   (b).................................................................................        7.7
   (c).................................................................................        7.7
   (d).................................................................................        7.7
314(a).................................................................................   3.5; 3.6
   (b).................................................................................        3.5
   (c).................................................................................       11.4
   (d).................................................................................        3.5
   (e).................................................................................       11.5
315(a).................................................................................        7.1
   (b).................................................................................        7.6
   (c).................................................................................        7.1
   (d).................................................................................        7.1
   (e).................................................................................       6.15
316(a)(last............................................................................       11.6
 sentence)
   (a)(1)(A)...........................................................................   6.2; 6.8
   (a)(1)(B)...........................................................................        6.7
   (a)(2)..............................................................................        1.3
   (b).................................................................................  6.9; 6.10
317(a)(1)..............................................................................        6.3
   (a)(2)..............................................................................        6.4
   (b).................................................................................        3.3
318(a).................................................................................       11.1

Note:     This Cross-Reference Table shall not, for any purpose, be deemed to be part of this Indenture.

          INDENTURE dated as of January 20, 1999, among Federal-Mogul Corporation, a Michigan corporation (the "Company"), the companies listed on the signature pages hereto that are subsidiaries of the Company (the "Guarantors") and The Bank Of New York, a New York banking corporation, as trustee (the "Trustee").

          Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of (i) the Company's 7 3/8% Notes due 2006 and the Company's 7 1/2% Notes due 2009 (together, the "Initial Securities"), (ii) if and when issued in exchange for Initial Securities as provided in the Registration Rights Agreement (as hereinafter defined), the Company's 7 3/8% Notes due 2006 and the Company's 7 1/2% Notes due 2009 (together, the "Exchange Securities") and (iii) if and when issued as provided in the Registration Rights Agreement, the Private Exchange Securities (as defined in the Registration Rights Agreement; together with Initial Securities and Exchange Securities, the "Securities").

                                   ARTICLE I


                   Definitions and Incorporation by Reference
                   ------------------------------------------

          SECTION 1.1.  Definitions.
                        -----------

          "1997 Credit Agreement" means the Second Amended and Restated Credit Agreement among the Company, The Chase Manhattan Bank as Administrative Agent and the lenders thereunder, dated as of December 18, 1997, as amended from time to time.

          "1998 Credit Agreements" means (i) the Loan Agreement among the Company, The Chase Manhattan Bank as Administrative Agent and the lenders thereunder, dated as of September 30, 1998, as amended from time to time, and
(ii) the 364-Day Revolving Credit Agreement among the Company, The Chase Manhattan Bank as Administrative Agent and the lenders thereunder, dated as of September 30, 1998, as amended from time to time.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Attributable Debt," when used in connection with a Sale and Lease-Back Transaction, shall mean, as of any particular time, the lesser of (i) the fair value (as determined by the Board of Directors) of the property subject to such arrangement and (ii) the then present value (computed by discounting at the Composite Rate) of the obligation of a lessee for net rental payments during the remaining term of any lease in respect of such property (including any period for which such lease has been extended or may, at the option of the lessor, be extended). The terms "net rental payments" under any lease for any period shall mean the sum of the rental payments required to be paid in such period by the lessee thereunder, not including, however, any amounts required to be paid by such lessee (whether or not designated as rental or additional rental) on account of maintenance and repairs, insurance, taxes, assessments, water rates or similar charges required to be paid by such lessee thereunder or any amounts required to be paid by such lessee thereunder contingent upon the amount of sales, maintenance and repairs, insurance, taxes, assessments, water rates or similar charges.

          "Authenticating Agent" means any authenticating agent appointed by the Trustee pursuant to Section 7.14.

          "Authorized Newspaper" means a newspaper in the official language of the country of publication or in the English language, customarily published on each Business Day whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Whenever successive publications in an Authorized Newspaper are required hereunder they may be made on any Business Day and in the same or different Authorized Newspapers.

          "Board" or "Board of Directors" means the Board of Directors of the Company, the Executive Committee or any other duly authorized committee thereof.

          "Board Resolution" means a copy of a resolution of the Board of Directors or the equivalent body of any Guarantor, as applicable, certified by the Secretary or an Assistant Secretary of the Company, or the equivalent officer of any Guarantor, as applicable, to have been duly adopted by the Board of Directors or the equivalent body of any Guarantor, as applicable, and to be in full force and effect on the date of the certificate, and delivered to the Trustee.

          "Business Day", when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Securities, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or particular location are authorized or obligated by law or executive order to close.

          "Closing Date" means the date on which the Initial Securities are issued.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Company" means Federal-Mogul Corporation or a successor corporation.

          "Company Order" and "Company Request" mean, respectively, a written order or request signed in the name of the Company by two Officers, one of whom must be the Chairman of the Board, the President, the Chief Financial Officer, any Executive Vice President, Senior Vice President or Vice President, the Treasurer, any Assistant Treasurer or the Controller of the Company.

          "Composite Rate" means, as of any particular time, the rate of interest, per annum, compounded semiannually, equal to the sum of the rates of interest borne by each of the Securities Outstanding under this Indenture, as specified on the face of each of the Securities.

          "Consolidated Assets" means the Company's assets, determined in accordance with GAAP and consolidated for financial reporting purposes in accordance with GAAP, such assets to be valued at book value.

          "Corporate Trust Office" means the office of the Trustee in which at any particular time its corporate trust business shall be principally administered, which office at the date hereof is located at 101 Barclay Street, New York, New York 10286, Attention: Corporate Trust Administration.

          "Credit Agreements" means the 1997 Credit Agreement and the 1998 Credit Agreements.

          "Debt" means indebtedness for money borrowed.

          "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

          "Defaulted Interest" shall have the meaning set forth in Section 2.12.

          "Definitive Securities" means certificated Securities, including Institutional Accredited Investor Notes.

          "DTC" means The Depository Trust Company, its nominees and their respective successors and assigns, or such other depository institution hereinafter appointed by the Company.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Exchange Offer" shall have the meaning set forth in the Registration Rights Agreement.

          "Exchange Securities" has the meaning ascribed to it in the second introductory paragraph of this Indenture.

          "Funded Indebtedness" means all Indebtedness of the Company and its Restricted Subsidiaries maturing by its terms more than one year after, or which is renewable or extendable at the option of the Company for a period ending more than one year after, the date as of which Funded Indebtedness is being determined.

          "GAAP" means such accounting principles as are generally accepted in the United States at the date of this Indenture.

          "Government Obligations" means securities which are (i) direct obligations of the United States, for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, which are not callable or redeemable at the option of the issuer thereof, and shall also include a depositary receipt issued by a bank or trust company as custodian with respect to any such Government Obligation or a specific payment of interest on or principal of any such Government Obligation held by such custodian for the account of the holder of a depositary receipt, provided that (except as required by law) such custodian is not authorized to
--------
make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the Government Obligation evidenced by such depositary receipt.

          "Guarantee" means the guarantee of the Securities by each Guarantor under Article X hereof.

          "Guarantors" means (i) the Subsidiaries of the Company which have executed this Indenture as a Guarantor as of the date hereof, and (ii) each of the Company's Subsidiaries, whether formed, created or acquired after the Closing Date, which become a guarantor of Securities pursuant to the provisions of this Indenture.

          "Holder" or "Securityholder" means the Person in whose name a Security is registered in the Note Register.

          "Indebtedness" means, without duplication, (i) all obligations in respect of borrowed money or for the deferred purchase or acquisition price of property (including all types of real, personal, tangible, intangible or mixed property) or services (excluding trade accounts payable, deferred taxes and accrued liabilities which arise in the ordinary course of business) which are, in accordance with GAAP, includible as a liability on a balance sheet consolidated for financial reporting purposes in accordance with GAAP, (ii) all amounts representing the capitalization of rental obligations in accordance with GAAP, and (iii) all Contingent Obligations with respect to the foregoing; for purposes of clause (iii), "Contingent Obligation" means, as to any Person, any obligation of such Person guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (1) for the purchase or payment of any such primary obligation or
(2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the beneficiary of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the beneficiary of such primary obligation against loss in respect thereof; provided, however, that the term "Contingent Obligation" shall not
         --------  -------
include the endorsement of instruments for deposit or collection in the ordinary course of business. The term "Contingent Obligation" shall also include the liability of a general partner in respect of the primary obligations of a partnership in which it is a general partner. The amount of any Contingent Obligation of a Person shall be deemed to be an amount equal to the principal amount of the primary obligation in respect to which such Contingent Obligation is made.

          "Indenture" means this Indenture as originally executed or as amended or supplemented from time to time and shall include the forms and terms of each series of Securities established as contemplated hereunder.

          "Initial Securities" means the Company's 7 3/8% Notes due 2006 and the Company's 7 1/2% Notes due 2009, each issued on the Closing Date.

          "Legal Holiday" has the meaning ascribed to it in Section 11.8.

          "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

          "Non-U.S. Person" means a person who is not a U.S. person, as defined in Regulation S.

          "Note Register" means the register of Securities, maintained by the Registrar, pursuant to Section 2.3.

          "Obligations" means any principal, premiums, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any indebtedness.

          "Officer" means the Chairman of the Board, the President, the Chief Financial Officer, any Executive Vice President, Senior Vice President or Vice President, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Assistant Secretary.

          "Officers' Certificate", when used with respect to the Company, means a certificate signed by two Officers, one of whom must be the Chairman of the Board, the President, the Chief Financial Officer, any Executive Vice President, Senior Vice President or Vice President, the Treasurer, any Assistant Treasurer or the Controller of the Company.

          "Opinion of Counsel" means a written opinion from the General Counsel or the Associate General Counsel of the Company or other legal counsel who is reasonably acceptable to the Trustee. Such other counsel may be an employee of or counsel to the Company.

          "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

  (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

  (b) Securities, or portions thereof, for whose payment or redemption money or Government Obligations in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provisions therefor satisfactory to the Trustee have been made;

  (c) Securities, except to the extent provided in Sections 8.4 and 8.5, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article VIII; and

  (d) Securities which have been paid pursuant to Section 2.9 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite
--------  -------
principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, or whether sufficient funds are available for redemption or for any other purpose and for the purpose of making the calculations required by Section 313 of the Trust Indenture Act, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

          "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Place of Payment", when used with respect to the Securities of or within any series, means the place or places where the principal of, premium, if any, and interest, if any, and any other payments on such Securities are payable as specified as contemplated by Section 2.3.

          "Preferred Stock" means any and all shares of series and classes of stock of the Company designated as preferred stock, whether voting or non-voting, and whether now outstanding or issued after the date of this Indenture.

          "Principal Property" means the principal manufacturing facilities owned by the Company or a Restricted Subsidiary located in the United States, except such as the Board of

Directors, in its good faith opinion, reasonably determines is not significant to the business, financial condition and earnings of the Company and its consolidated Subsidiaries taken as a whole, as evidenced by a Board Resolution, and except for: (i) any and all personal property including, without limitation,
(a) motor vehicles and other rolling stock, and (b) office furnishings and equipment and information and electronic data processing equipment, (ii) any property financed through obligations issued by state, territory or possession of the United States, or any political subdivision or instrumentality of the foregoing, or (iii) any real property held for development or sale.

          "Private Exchange Securities" shall have the meaning set forth in the Registration Rights Agreement relating to the Initial Securities.

          "QIB" means any "qualified institutional buyer" (as defined in Rule 144A under the Securities Act).

          "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price", when used with respect to any Security to be redeemed, in whole or in part, means the price at which it is to be redeemed pursuant to this Indenture.

          "Registration Rights Agreement" means the Registration Rights Agreement, dated as of January 20, 1999, as amended from time to time, among the Company, Merrill, Lynch, Pierce, Fenner & Smith Incorporated and Chase Securities Inc.

          "Responsible Officer", when used with respect to the Trustee, shall mean any officer within the corporate trust department of the Trustee, including any vice president, any assistant vice president, any assistant secretary, any assistant treasurer, any trust officer, or any other officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such officer's knowledge of and familiarity with a particular subject and who shall have direct responsibility for the administration of this Indenture.

          "Restricted Period" means the 40 consecutive days beginning on and including the later of (A) the day on which the Initial Securities are offered to persons other than distributors (as defined in Regulation S under the Securities Act) and (B) the Closing Date.

          "Restricted Securities Legend" means the Private Placement Legend set forth in clause (A) of Section 2.1(c) or the Regulation S Legend set forth in clause (B) of Section 2.1(c), as applicable.

          "Restricted Subsidiary" means any consolidated Subsidiary that owns any Principal Property.

          "Securities" means the collective reference to the Initial Securities, Exchange Securities and Private Exchange Securities.

          "Securities Act" means the Securities Act of 1933, as amended

          "Securities Custodian" means the custodian with respect to the Global Security (as appointed by DTC), or any successor Person thereto and shall initially be the Trustee.

          "Series", when used with respect to the Securities, means each of (i) the Initial Securities due 2006, the Exchange Securities due 2006 and the Private Exchange Securities due 2006, collectively; and (ii) the Initial Securities due 2009, the Exchange Securities due 2009 and the Private Exchange Securities due 2009, collectively.

          "Stated Maturity", when used with respect to any Security, means the date specified in such Security as the fixed date on which the principal of such Security is due and payable.

          "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

          "TIA" or "Trust Indenture Act" means the Trust Indenture Act of 1939 as in effect on the date of this Indenture, except as provided in Section 9.3.

          "Total Assets" means, at any date, the total assets appearing on the most recently prepared consolidated balance sheet of the Company and its consolidated Subsidiaries as at the end of a fiscal quarter of the Company, prepared in accordance with generally accepted accounting principles.

          "Trustee" means the party named as such in the first paragraph of this Indenture until a successor Trustee replaces it pursuant to the applicable provisions of this Indenture, and thereafter means such successor Trustee and if, at any time, there is more than one Trustee, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to the Securities of that series.

          "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

          "Western Europe" means Austria, Belgium, Denmark, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom and Northern Ireland.

          SECTION 1.2. Other Definitions.
                       -----------------

                  Term                              Defined in
                  ----                               Section
                                                     -------

"Agent Member"......................................  2.1(d)
"Bankruptcy Law"....................................  6.1
"Custodian".........................................  6.1
"Definitive Securities".............................  2.1(e)
"Event of Default"..................................  6.1
"Exchange Global Note"..............................  2.1(a)
"Global Securities".................................  2.1(a)
"IAIs"..............................................  2.1(a)
"Institutional Accredited Investor Note"............  2.1(a)
"Notice of Default".................................  6.1(c)
"Paying Agent"......................................  2.3
"Private Placement Legend"..........................  2.1(c)
"Registrar".........................................  2.3
"Regulation S"......................................  2.1(a)
"Regulation S Certificate"..........................  2.1(a)
"Regulation S Global Note"..........................  2.1(a)
"Regulation S Legend"...............................  2.1(c)
"Regulation S Note".................................  2.1(a)
"Regulation S Permanent Global Note"................  2.1(a)
"Regulation S Temporary Global Note"................  2.1(a)
"Release Date"......................................  2.1(a)
"Resale Restriction Termination Date"...............  2.6
"Rule 144A".........................................  2.1(a)
"Rule 144A Global Note".............................  2.1(a)
"Rule 144A Note"....................................  2.1(a)
"Sale and Lease-back Transaction"...................  3.9
"Special Record Date"...............................  2.12

          SECTION 1.3. Incorporation by Reference of Trust Indenture Act. This Indenture is subject to the mandatory provisions of the TIA which are incorporated by reference in and made a part of this Indenture. The following TIA terms have the following meanings:

          "indenture securities" means the Securities.

          "indenture security holder" means a Securityholder.

          "indenture to be qualified" means this Indenture.

          "indenture trustee" or "institutional trustee" means the Trustee.

          "obligor" on the indenture securities means the Company and any other obligor on the indenture securities.

          All other TIA terms used in this Indenture that are defined by the TIA, defined in the TIA by reference to another statute or defined by the Commission rules have the meanings assigned to them by such definitions.

          SECTION 1.4  Rules of Construction.  For all purposes of this
                       ---------------------
Indenture, except as otherwise expressly provided or unless the context otherwise requires:

     (a)  a term has the meaning assigned to it;

     (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

     (c)  "or" is not exclusive;

     (d)  "including" means including without limitation;

     (e) words in the singular include the plural and words in the plural include the singular; and

     (f) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                                  ARTICLE II

                                The Securities
                                --------------

          SECTION 2.1.  Form, Dating and Terms.  (a) The Initial Securities
                        ----------------------
are being offered and sold by the Company pursuant to a Purchase Agreement, dated January 14, 1999, among the Company, the Guarantors, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Chase Securities Inc. The Initial Securities will be resold initially only to (A) qualified institutional buyers (as defined in Rule 144A under the Securities Act ("Rule 144A")) in reliance on Rule 144A ("QIBs") (B) institutional "accredited investors" (as defined in Rules 501(a)(1), (2), (3) and (7) under the Securities Act) who are not QIBs ("IAIs")and (C) Persons other than U.S. Persons (as defined in Regulation S under the Securities Act ("Regulation S")) in reliance on Regulation S. Such Initial Securities may thereafter be transferred to among others, QIBs, purchasers in reliance on Regulation S and IAIs in accordance with Rule 501 of the Securities Act in accordance with the procedure described herein.

          Initial Securities of each series offered and sold to QIBs in the United States of America in reliance on Rule 144A (each, a "Rule 144A Note") will be issued on the Closing Date in the form of a permanent global Security, without interest coupons, substantially in the form of Exhibit A, which is hereby incorporated by reference and made a part of this Indenture, including appropriate legends as set forth in Section 2.1(c) (each, a "Rule 144A Global Note"), deposited with the Trustee, as custodian for DTC, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The Rule 144A Global Note for each series may be represented by more than one certificate, if so required by DTC's rules regarding the maximum principal amount to be represented by a single certificate. The aggregate principal amount of the Rule 144A Global Note for each series may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC or its nominee, as hereinafter provided.

          Initial Securities of each series offered and sold outside the United States of America (each, a "Regulation S Note") in reliance on Regulation S will be issued on the Closing Date in the form of a temporary global Security, without interest coupons, substantially in the form set forth in Exhibit A which is hereby incorporated by reference and made a part of this Indenture, including appropriate legends as set forth in Section 2.1(c) (each, a "Regulation S Temporary Global Note"). Beneficial interests in the Regulation S Temporary Global Note of each series will be exchangeable for beneficial interests in a single permanent global security for such series (each, a "Regulation S Permanent Global Note", together with the applicable Regulation S Temporary Global Note for such series, the "Regulation S Global Note" for such series) on or within a reasonable period after the expiration of the Restricted Period (the "Release Date") upon the receipt by the Trustee or its agent of a certificate (a "Regulation S Certificate") certifying that the Holder of the beneficial interest in the Regulation S Temporary Global Note of such series is a non-United States Person within the meaning of Regulation S. Upon receipt by the Trustee or Paying Agent of a Regulation S Certificate for any series, (i) with respect to the first such Regulation S Certificate, the Company shall execute and upon receipt of a Company Order for authentication, the Authenticating Agent shall authenticate and deliver to the custodian, the applicable Regulation S Permanent Global Note for such series and (ii) with respect to the first and all subsequent Regulation S Certificates, the custodian shall exchange on behalf of the applicable beneficial owners the portion of the applicable Regulation S Temporary Global Note of such series covered by such Regulation S Certificates for a comparable portion of the applicable Regulation S Permanent Global Note for such series. Upon any exchange of a portion of a Regulation S Temporary Global Note of any series for a comparable portion of a Regulation S Permanent Global Note for such series, the custodian shall endorse on the schedules affixed to each of such Regulation S Global Note (or on continuations of such schedules affixed to each of such Regulation S Global Note and made parts thereof) appropriate notations evidencing the date of transfer and (x) with respect to the applicable Regulation S Temporary Global Note for such series, a decrease in the principal amount thereof equal to the amount covered by the applicable certification and (y) with respect to the applicable Regulation S Permanent Global Note for such series, an increase in the principal amount thereof equal to the principal amount of the decrease in the applicable Regulation S Temporary Global Note pursuant to clause (x) above.

          The Regulation S Global Note of each series will be deposited with the Trustee, as custodian for DTC, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The Regulation S Global Note of each series may be represented by more than one certificate, if so required by DTC's rules regarding the maximum principal amount to be represented by a single certificate. The aggregate principal amount of the Regulation S Global

Note of each series may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC or its nominee, as hereinafter provided.

          Initial Securities of each series offered and sold to IAIs in the United States of America will be issued on the Closing Date in non-global, fully registered form, without interest coupons, substantially in the form set forth in Exhibit A, which is hereby incorporated by reference and made a part of this Indenture, including appropriate legends as set forth in Section 2.1(c), duly executed by the Company and authenticated by the Trustee as hereinafter provided (each, an "Institutional Accredited Investor Note"). Upon such issuance, the Trustee shall register any such Institutional Accredited Investor Note in the name of the beneficial owner or owners of such note (or the nominee of such beneficial owner or owners) and deliver the certificates for such Institutional Accredited Investor Notes to the respective beneficial owner or owners. Upon transfer of such Institutional Accredited Investor Notes of any series to a QIB or to a Non-U.S. Person, such Institutional Accredited Investor Notes of such series will, unless the Rule 144A Global Note for such series, in the case of a transfer to a QIB, or the Regulation S Global Note for such series, in the case of a transfer to a Non-U.S. Person, has previously been exchanged for Definitive Securities of such series pursuant to Section 2.1(e), be exchanged for an interest in a Global Security of such series pursuant to the provisions of
Section 2.6.

          Exchange Securities of each series exchanged for interests in the Rule 144A Note of such series, the Regulation S Note of such series and the Institutional Accredited Investor Notes of such series will be issued in the form of a permanent global Security substantially in the form of Exhibit B, which is hereby incorporated by reference and made a part of this Indenture, deposited with the Trustee as hereinafter provided, including the appropriate legend set forth in Section 2.1(c) (each, a "Exchange Global Note"). The Exchange Global Note for each series may be represented by more than one certificate, if so required by DTC's rules regarding the maximum principal amount to be represented by a single certificate.

          Each Rule 144A Global Note for any series, each Regulation S Global Note for any series and each Exchange Global Note for any series are sometimes collectively herein referred to as the "Global Securities" for such series.

          The principal of (and premium, if any) and interest on the Securities shall be payable at the office or agency of the Company maintained for such purpose in the Borough of Manhattan in the City of New York, or at such other office or agency of the Company as may be maintained for such purpose pursuant to Section 2.3; provided, however, that, at the option of the Company, each
                --------  -------
installment of interest may be paid by check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Note Register and; provided, further, that all payments with respect to the Securities, the Holders
--------  -------
of which have given wire transfer instructions to the Company and the Paying Agent prior to the applicable record date for such payment, will be required to be made by wire transfer of immediately available funds to the accounts specified by the Holders thereof. Payments in respect of Securities represented by a Global Security (including principal, premium and interest) will be made by wire transfer of immediately available funds to the accounts specified by DTC.

          The Private Exchange Securities of each series shall be in the form of Exhibit A. The Securities of each series may have notations, legends or endorsements required by law, stock exchange rule or usage, in addition to those set forth on Exhibits A and B and in Section 2.1(c). The Company and the Trustee shall approve the forms of the Securities and any notation, endorsement or legend on them. Each Security shall be dated the date of its authentication. The terms of the Securities set forth in Exhibit A and Exhibit B are part of the terms of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to be bound by such terms.

     (b)  Denominations.  The Securities of each series shall be issuable only
          -------------
in fully registered form, without interest coupons, and in denominations of $1,000 and any integral multiple thereof, provided, that each Institutional
                                          --------
Accredited Investor Note shall be in a minimum denomination of $250,000.

     (c)  Restrictive Legends.  Unless and until (i) an Initial Security of any
          -------------------
series is sold under an effective registration statement or (ii) an Initial Security of any series is exchanged for an Exchange Security of such series in connection with an effective registration statement, in each case pursuant to the Registration Rights Agreement or a similar agreement,

          (A) the Rule 144A Global Note of such series and the Institutional Accredited Investor Notes of such series shall bear the following legend (the "Private Placement Legend") on the face thereof:

     "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1), (2),
     (3) OR (7) UNDER THE SECURITIES ACT) (AN "ACCREDITED INVESTOR") THAT IS ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT PRIOR TO (X) THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR

     OF ANY PREDECESSOR OF THIS SECURITY) OR THE LAST DAY ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY OR ANY PREDECESSOR OF THIS SECURITY AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAWS (THE "RESALE RESTRICTION TERMINATION DATE"), OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES, PURSUANT TO RULE 904 OF REGULATION S, (E) TO AN ACCREDITED INVESTOR THAT IS ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF $250,000 OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE COMPANY AND THE TRUSTEE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR INFORMATION SATISFACTORY TO EACH OF THEM PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D), (E) OR (F) AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE TRANSACTION TERMINATION DATE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT"; and

          (B) the Regulation S Global Note of each series shall bear the following legend (the "Regulation S Legend") on the face thereof:

     "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT IT IS NOT A U.S. PERSON OR PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN "OFFSHORE TRANSACTION" PURSUANT TO RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT PRIOR TO (X) THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS SECURITY) OR THE LAST DAY ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY OR ANY PREDECESSOR OF THIS SECURITY AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAWS, OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES, PURSUANT TO RULE 904 OF REGULATION S,
     (E) TO AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) (AN "ACCREDITED INVESTOR") THAT IS ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, IN EACH CASE IN A MINIMUM PRINCIPAL AMOUNT OF $250,000 OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE

     REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE COMPANY AND THE TRUSTEE TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR INFORMATION SATISFACTORY TO EACH OF THEM PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D),
     (E) OR (F) AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND WILL BE REMOVED AFTER 40 CONSECUTIVE DAYS BEGINNING ON AND INCLUDING THE LATER OF (A) THE DAY ON WHICH THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND (B) THE DATE OF THE CLOSING OF THE ORIGINAL OFFERING. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION", "UNITED STATES" AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT."

          (C) The Global Securities of each series, whether or not an Initial Security, shall bear the following legend on the face thereof:

     "UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF."

          (D) The Regulation S Temporary Global Note of each series shall also bear the following legend on the face thereof:

     THIS GLOBAL NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). NEITHER THIS TEMPORARY GLOBAL NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE REFERRED TO BELOW.

     NO BENEFICIAL OWNERS OF THIS TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE INDENTURE.

          (E) Each Institutional Accredited Investor Note shall also bear the following additional legend on the face thereof:

     IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIED WITH THE FOREGOING RESTRICTIONS.

     (d) Book-Entry Provisions.  (i)  This Section 2.1(d) shall apply only to
         ---------------------
Global Securities of each series deposited with the Trustee, as custodian for DTC.

          (ii) Each Global Security for any series initially shall (x) be registered in the name of DTC or the nominee of DTC, (y) be delivered to the Trustee as custodian for DTC and (z) bear legends as set forth in
     Section 2.1(c).

          (iii) Members of, or participants in, DTC ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by DTC or by the Trustee as the custodian of DTC or under such Global Security, and DTC may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by DTC or impair, as between DTC and its Agent Members, the operation of customary practices of DTC governing the exercise of the rights of a holder of a beneficial interest in any Global Security.

          (iv) In connection with any transfer of a portion of the beneficial interest in a Global Security of any series pursuant to subsection (e) of this Section to beneficial owners who are required to hold Definitive Securities or to IAIs who shall hold certificated Institutional Accredited Investor Notes pursuant to
     Section 2.1(a), the Securities Custodian shall reflect on its books and records the date and a decrease in the principal amount of such Global Security in an amount equal to the principal amount of the beneficial interest in the Global Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Definitive Securities of like series, tenor and amount.

          (v) In connection with the transfer of an entire Global Security of any series to beneficial owners pursuant to subsection (e) of this Section, such Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by DTC in exchange for its beneficial interest in such Global Security, an equal aggregate principal amount of Definitive Securities of such series of authorized denominations.

          (vi) The registered holder of a Global Security of any series may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities of such series.

     (e)  Definitive Securities.  (i) Except as provided below, owners of
          ---------------------
     beneficial interests in Global Securities of any series will not be entitled to receive Definitive Securities of such series. Definitive Securities of any series shall be transferred to all beneficial owners in exchange for their beneficial interests in a Global Security of such series if (a) DTC notifies the Company that it is unwilling or unable to continue as depositary for such Global Security or DTC ceases to be a clearing agency registered under the Exchange Act, at a time when DTC is required to be so registered in order to act as depositary, and in each case a successor depositary is not appointed by the Company within 90 days of such notice or (b) the Company executes and delivers to the Trustee and Registrar an Officers' Certificate stating that such Global Security shall be so exchangeable or (c) an Event of Default has occurred and is continuing and the Registrar has received a request from DTC.

          (ii) Any Definitive Security of any series delivered in exchange for an interest in a Global Security of such series pursuant to Section 2.1
     (d)(iv) or (v) shall, except as otherwise provided by Section 2.6(c), bear the applicable legend regarding transfer restrictions applicable to the Definitive Security set forth in Section 2.1(c).

          (iii) In connection with the exchange of a Definitive Security of any series for a beneficial interest in a Global Security of such series pursuant to a transfer of an Institutional Accredited Investor Note of such series to a QIB or a Non-U.S. Person, upon receipt by the Trustee of such Institutional Accredited Investor Note, duly endorsed or accompanied by appropriate instruments of transfer in accordance with Section 2.6(a), the Trustee shall cancel such Institutional Accredited Investor Note and cause, or direct the Securities Custodian to cause, in accordance with the standing instructions and procedures existing between DTC and the Securities Custodian, the aggregate principal amount of Securities of such series represented by the Global Security of such series to be increased accordingly. If no Global Securities of such series are then Outstanding, the Company shall issue and the Trustee shall authenticate, upon written order of the Company in the form of an Officers' Certificate, a new Global Security for such series in the appropriate principal amount. The Trustee shall deliver copies of each certification and instruction received by it to DTC and, upon receipt thereof, the Securities Custodian shall reflect on its books and records the date and an increase in the principal amount of such Global Security of such series in an amount equal to the principal amount of the Institutional Accredited Investor Note of such series so transferred to reflect the exchange of such Institutional Accredited Investor Note for an interest in the Global Security.

          (iv) In connection with the exchange of a portion of a Definitive Security of any series for a beneficial interest in a Global Security of such series, the Trustee shall cancel such Definitive Security, and the Company shall execute, and the Trustee shall authenticate and deliver, to the transferring Holder a new Definitive Security representing the principal amount not so transferred.

          SECTION 2.2.  Execution and Authentication.  One Officer shall sign
                        ----------------------------
the Securities for the Company by manual or facsimile signature. If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless, after giving effect to any exchange of Initial Securities for Exchange Securities.

          A Security shall not be valid until an authorized signatory of the Trustee manually authenticates the Security. The signature of the Trustee on a Security shall be conclusive evidence that such Security has been duly and validly authenticated and issued under this Indenture.

          At any time and from time to time after the execution and delivery of this Indenture, the Trustee shall authenticate and make available for delivery:
(1) the Initial Securities for issue on the Closing Date in an aggregate principal amount of $1,000,000,000, and (2) Exchange Securities for issue only in an Exchange Offer pursuant to the Registration Rights Agreement, and only in exchange for the applicable Initial Securities of the same series of an equal principal amount, in each case upon a Company Order. Such Company Order shall specify the amount of the Securities of each series to be authenticated and the date on which the original issue of Securities of such series are to be authenticated and whether the Securities of such series are to be Initial Securities or Exchange Securities. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $1,000,000,000 outstanding, except for Securities authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Securities of the same class pursuant to Section 2.6, Section 2.9, Section 2.10,
Section 5.7, Section 9.6 and except for transactions similar to the Exchange Offer.

          In case the Company, pursuant to Article IV, shall be consolidated or merged with or into any other Person or shall transfer or lease all or substantially all of its assets to any Person, and the successor Person formed by or surviving any such consolidation or any such merger, or to which such transfer or lease shall have been made, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article IV, any of the Securities of any series authenticated or delivered prior to such consolidation, merger, conveyance, transfer or lease may, from time to time, at the request of the successor Person, be exchanged for other Securities of such series executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon Company Order of the successor Person, shall authenticate and deliver Securities as specified in such order for the purpose of such exchange. If Securities of any series shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section 2.2 in exchange or substitution for or upon registration of transfer of any Securities of such series, such successor Person, at the option of the Holders but without expense to them, shall provide for the exchange of all Securities of such series at the time Outstanding for Securities of such series authenticated and delivered in such new name.

          SECTION 2.3.  Registrar and Paying Agent.    The Company shall
                        --------------------------
maintain an office or agency where Securities of each series may be presented for registration of transfer or for exchange (the "Registrar") and an office or agency where Securities of each series may be presented for payment (the "Paying Agent"). The Corporate Trust Office of the Trustee shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more such purposes; provided, however, that
                                                      --------  -------
the Company will maintain such an office or agency in a city in Western Europe so long as the Securities of any series are listed on the Luxembourg Stock Exchange and the rules of such Exchange so require. The Company initially appoints the Trustee as Registrar and Paying Agent for the Securities of each series.

          The Company shall cause each of the Registrar and the Paying Agent to maintain an office or agency in the Borough of Manhattan, The City of New York. The Registrar shall keep a register of the Securities of each series and of their transfer and exchange (the "Note Register"). The Company may have one or more co-registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent.

          The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent or co-registrar not a party to this Indenture, which shall incorporate the terms of the TIA. The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of each such agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 7.9. The Company may act as Paying Agent, Registrar, co-registrar or transfer agent.

          SECTION 2.4.  Paying Agent To Hold Money in Trust.    By at least
                        -----------------------------------
10:00 a.m. (New York City time) on the date on which any principal of or interest on any Security is due and payable, the Company shall deposit with the Paying Agent a sum sufficient to pay such principal or interest when due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that such Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money held by such Paying Agent for the payment of principal of or interest on the Securities of each series and shall notify the Trustee in writing of any default by the Company or any Guarantor in making any such payment. If the Company acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust fund. The Company at any time may require a Paying Agent (other than the Trustee) to pay all money held by it to the Trustee and to account for any funds disbursed by such Paying Agent. Upon complying with this Section, the Paying Agent (if other than the Company) shall have no further liability for the money delivered to the Trustee. Upon any bankruptcy, reorganization or similar proceeding with respect to the Company, the Trustee shall serve as Paying Agent for the Securities of each series.

          SECTION 2.5.  Securityholder Lists.  The Trustee shall preserve in as
                        --------------------
current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders of each series of Securities. If the Trustee is not the Registrar, or to the extent otherwise required under the TIA, the Company shall furnish to the Trustee, in writing at least seven Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders of each series of Securities.

          SECTION 2.6.  Transfer and Exchange.
                        ---------------------

     (a) The following provisions shall apply with respect to any proposed transfer of a Rule 144A Note of any series or an Institutional Accredited Investor Note of any series prior to the date which is two years after the later of the date of its original issue and the last date on which the Company or any affiliate of the Company was the owner of such Securities (or any predecessor thereto) (the "Resale Restriction Termination Date"):

          (i) a transfer of a Rule 144A Note of any series or an Institutional Accredited Investor Note of any series or a beneficial interest therein to a QIB shall be made upon the representation of the transferee in the form of an assignment on the reverse of the certificate that it is purchasing the Security of such series for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A;

          (ii) a transfer of a Rule 144A Note of any series or an Institutional Accredited Investor Note of any series or a beneficial interest therein to an IAI shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in

     Section 2.7 from the proposed transferee and, if requested by the Company or the Trustee, the delivery of an opinion of counsel, certification and/or other information satisfactory to each of them; and

          (iii) a transfer of a Rule 144A Note of any series or an Institutional Accredited Investor Note of any series or a beneficial interest therein to a Non-U.S. Person shall be made upon receipt by the Trustee or its agent of a certificate from the proposed transferee either
     (x) substantially in the form set forth in Section 2.8, or (y) certifying that such transfer is being made in compliance with Rule 144 under the Securities Act and, in either case, if requested by the Company or the Trustee, the delivery of an opinion of counsel, certification and/or other information satisfactory to each of them.

     (b) The following provisions shall apply with respect to any proposed transfer of a Regulation S Note of any series prior to the expiration of the Restricted Period:

          (i) a transfer of a Regulation S Note of any series or a beneficial interest therein to a QIB shall be made upon the representation of the transferee, in the form of assignment on the reverse of the certificate, that it is purchasing the Security of such series for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A;

          (ii) a transfer of a Regulation S Note of any series or a beneficial interest therein to an IAI shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Section 2.7 from the proposed transferee and, if requested by the Company or the Trustee, the delivery of an opinion of counsel, certification and/or other information satisfactory to each of them; and

          (iii) a transfer of a Regulation S Note of any series or a beneficial interest therein to a Non-U.S. Person shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Section 2.8 hereof from the proposed transferee and, if requested by the Company or the Trustee, receipt by the Trustee or its agent of an opinion of counsel, certification and/or other information satisfactory to each of them.

          After the expiration of the Restricted Period, interests in the Regulation S Note of any series may be transferred without requiring certification set forth in Section 2.7, Section 2.8 or any additional certification.

     (c) Restricted Securities Legend.  Upon the transfer, exchange or
         ----------------------------
replacement of Securities of any series not bearing a Restricted Securities Legend, the Registrar shall deliver Securities of any series that do not bear a Restricted Securities Legend. Upon the transfer, exchange or replacement of Securities of any series bearing a Restricted Securities Legend, the Registrar shall deliver only Securities of any series that bear a Restricted Securities Legend unless there is delivered to the Registrar an Opinion of Counsel to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

     (d) The Company shall deliver to the Trustee an Officers' Certificate setting forth the Resale Restriction Termination Date and the Restricted Period.

          The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 2.1 or this Section 2.6.
The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

     (e) Obligations with Respect to Transfers and Exchanges of Securities.
         -----------------------------------------------------------------

          (i) To permit registrations of transfers and exchanges, the Company shall, subject to the other terms and conditions of this Article II, execute and the Trustee shall authenticate Definitive Securities and Global Securities at the Registrar's or co-registrar's request.

          (ii) No service charge shall be made to a Holder for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charges payable upon exchange or transfer pursuant to Sections 2.10, 5.7 or 9.6).

          (iii) The Registrar or co-registrar shall not be required to register the transfer of or exchange of any Security for a period being: (1) 15 days before the mailing of a notice of an offer to repurchase or redeem Securities and ending at the close of business on the day of such mailing or (2) 15 days before an interest payment date and ending on such interest payment date.

          (iv) Prior to the due presentation for registration of transfer of any Security, the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

          (v) Any Definitive Security of any series (including any Institutional Accredited Investor Note) delivered in exchange for an interest in a Global Security of such series pursuant to Section 2.1(d) shall, except as otherwise provided by Section 2.6(c), bear the applicable legend regarding transfer restrictions applicable to the Definitive Security set forth in Section 2.1(c).

          (vi) All Securities of any series issued upon any transfer or exchange pursuant to the terms of this Indenture shall evidence the same debt and shall be entitled to the same benefits under this Indenture as the Securities of such series surrendered upon such transfer or exchange.

     (f) No Obligation of the Trustee.  (i)  The Trustee shall have no
         ----------------------------
     responsibility or obligation to any beneficial owner of a Global Security of any series, a member of, or a participant in, DTC or other Person with respect to the accuracy of the records of DTC or its nominee or of any participant or member thereof, with respect to any ownership interest in the Securities of any series or with respect to the delivery to any participant, member, beneficial owner or other Person (other than DTC) of any notice (including any notice of redemption) or the payment of any amount or delivery of any Securities of any series (or other security or property) under or with respect to such Securities of such series. All notices and communications to be given to the Holders and all payments to be made to Holders in respect of the Securities of any series shall be given or made only to or upon the order of the registered Holders of the Securities of such series (which shall be DTC or its nominee in the case of a Global Security). The rights of beneficial owners in any Global Security shall be exercised only through DTC subject to the applicable rules and procedures of DTC. The Trustee may rely and shall be fully protected in relying upon information furnished by DTC with respect to its members, participants and any beneficial owners.

          (ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security of any series (including any transfers between or among DTC participants, members or beneficial owners in any Global Security of any series) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

          SECTION 2.7.  Form of Certificate to be Delivered in Connection with
                        ------------------------------------------------------
Transfers to Institutional Accredited Investors.
--------- -------------------------------------

                                                                          [Date]

Federal-Mogul Corporation
c/o The Bank of New York, as Trustee
101 Barclay Street, Floor 21 West
New York, New York 10286

Dear Sirs:

          In connection with our proposed purchase of      % Notes due
(the "Securities") of Federal-Mogul Corporation, a Michigan corporation (the "Company"), we confirm that:

          l. We are an institutional "accredited investor" (as defined in Rule 50l(a)(l), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended (the "Securities Act")), purchasing for our own account or for the account of such an institutional "accredited investor" in each case in a minimum principal amount of Securities of $250,000 and we are acquiring the Securities for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act or other applicable securities laws and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risk of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

          2. We understand and acknowledge that the Securities have not been registered under the Securities Act, or any other applicable securities law and may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities law, or pursuant to an exemption therefrom, and in each case in compliance with the conditions for transfer set forth below. We agree on our own behalf and on behalf of any investor account for which we are purchasing Securities to offer, sell or otherwise transfer such Securities prior to the date which is two years after the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Securities (or any predecessor thereto) (the "Resale Restriction Termination Date") only (a) to the Company, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) for so long as the Securities are eligible for resale pursuant to Rule 144A under the Securities Act, to a person we reasonably believe is a "Qualified Institutional Buyer" within the meaning of Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A (d) pursuant to offers and sales to non-U.S. persons that occur outside the United States within the meaning of Regulation S under the Securities Act, (e) to an institutional "accredited investor" within the meaning of subparagraphs (a)(1), (a)(2), (a)(3) or (a)(7) of Rule 501 under the Securities Act that is acquiring the Securities for its own account or for the account of such institutional "accredited investor," for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act, and in each case, in a minimum principal amount of Securities of $250,000 or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and in compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Securities is proposed to be made pursuant to clause (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver to the trustee (the "Trustee") under this Indenture pursuant to which the Securities are issued and to the Company a letter from the transferee substantially in the form of this letter, which shall provide, among other things, that the transferee is a person or entity defined in paragraph 1 of this letter and that it is acquiring such notes for investment purposes and not for distribution in violation of the Securities Act. We acknowledges that the Company and the Trustee reserve the right prior to any offer, sale or other transfer of the Securities pursuant to clauses (d), (e) and (f) above prior to the Resale Restriction Termination Date to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to the Company and the Trustee.

          3. We are acquiring the notes purchased by us for our own account or for one or more accounts as to each of which we exercise sole investment discretion.

          4. You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.


                                 Very truly yours,

                                 By: (Name of Purchaser)

                                 Date:

Upon transfer, the Securities would be registered in the name of the new beneficial owner as follows:


         Name                Address            Taxpayer ID Number
         ----                -------            ------------------

          SECTION 2.8.  Form of Transfers Pursuant to be Delivered in Connection
                        --------------------------------------------------------
with Transfers Pursuant to Regulation S.
---------------------------------------

                                                                          [Date]
Federal-Mogul Corporation
c/o The Bank of New York, as Trustee
101 Barclay Street, Floor 21 West
New York, New York 10286

          Re:  Federal-Mogul Corporation

                   % Notes due        (the "Securities")
             -------------------------------------------

Ladies and Gentlemen:

          In connection with our proposed sale of $_________ aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

     (a) the offer of the Securities was not made to a person in the United States;

     (b) either (i) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or (ii) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

     (c) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

     (d) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

          In addition, if the sale is made during a restricted period and the provisions of Rule 903(c)(3) or Rule 904(c)(l) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 903(c)(3) or Rule 904(c)(l), as the case may be.

          You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

          Very truly yours,

          [Name of Transferor]

          By:_________________________________

          ____________________________________
               Authorized Signature

          SECTION 2.9.  Mutilated, Destroyed, Lost or Stolen Securities.  If a
                        -----------------------------------------------
mutilated Security of any series is surrendered to the Registrar or if the Holder of a Security of any series claims that such Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security of such series if the requirements of
Section 8-405 of the Uniform Commercial Code are met and the Holder satisfies any other reasonable requirements of the Trustee. If required by the Trustee or the Company, such Holder shall furnish an indemnity bond sufficient in the judgment of the Company and the Trustee to protect the Company, the Trustee, the Paying Agent, the Registrar and any co-registrar from any loss which any of them may suffer if a Security is replaced, and, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon Company Order the Trustee shall authenticate and make available for delivery, in exchange for any such mutilated Security of any series or in lieu of any such destroyed, lost or stolen Security of any series, a new Security of like series, tenor and principal amount, bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security of any series has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security of such series.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) in connection therewith.

          Every new Security of any series issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security of such series shall constitute an original additional contractual obligation of the Company, any Guarantor (if applicable) and any other obligor upon the Securities of such series, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities of such series duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities of any series.

          SECTION 2.10.  Temporary Securities.  Until Definitive Securities of
                         --------------------
any series are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities for such series. Temporary Securities shall be substantially in the form of Definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate Definitive Securities. After the preparation of Definitive Securities of any series, the temporary Securities for such series shall be exchangeable such Definitive Securities upon surrender of such temporary Securities at any office or agency maintained by the Company for that purpose and such exchange shall be without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities for any series, the Company shall execute, and the Trustee shall authenticate and make available for delivery in exchange therefor, one or more Definitive Securities for such series representing an equal principal amount of Securities of such series. Until so exchanged, the Holder of temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as a holder of Definitive Securities of such series. At the end of the Restricted Period, the Regulation S Temporary Global Note for any series will be exchangeable for the Regulation S Permanent Global Note for such series as set forth in Section 2.1(a).

          SECTION 2.11.  Cancellation.  The Company at any time may deliver
                         ------------
Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer exchange or payment. The Trustee and no one else shall cancel and return to the Company all Securities surrendered for registration of transfer, exchange, payment or cancellation. The Company may not issue new Securities to replace Securities it has paid or delivered to the Trustee for cancellation for any reason other than in connection with a transfer or exchange.

          SECTION 2.12.  Payment of Interest; Defaulted Interest.  Interest on
                         ---------------------------------------
any Security of any series which is payable, and is punctually paid or duly provided for, on any interest payment date shall be paid to the Person in whose name such Security (or one or more predecessor Securities) is registered at the close of business on the regular record date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 2.3.

          Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for when the same becomes due and payable, shall forthwith cease to be payable to the Holder on the relevant regular record date by virtue of having been such a Holder, and such defaulted interest and (to the extent lawful) interest on such defaulted interest at the rate borne by the Securities of such series (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") shall be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

     (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective predecessor Securities) are registered at the close of business on a Special Record Date (as defined below) for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause (a) provided. Thereupon the Trustee shall fix a record date (the "Special Record Date") for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date, and in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given in the manner provided for in Section 11.2, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so given, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

     (b) The Company may make payment of such Defaulted Interest to the Persons in whose names such Securities are registered at the close of business on a specified date in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

     (c) Subject to the foregoing provisions of this Section, each Security of any series delivered under this Indenture upon registration of, transfer of or in exchange for or in lieu of any other Security of such series shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security of such series.

          SECTION 2.13.  Computation of Interest.  Interest on the Securities of
                         -----------------------
each series shall be computed on the basis of a 360-day year of twelve 30-day months.

          SECTION 2.14.  CUSIP Numbers.  The Company in issuing the Securities
                         -------------
of each series may use "CUSIP" numbers and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided, however,
                                                              --------  -------
that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities of each series or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities of each series, and any such redemption shall not be affected by any defect in or omission of such CUSIP numbers.

                                  ARTICLE III


                                   Covenants
                                   ---------

          SECTION 3.1.  Payment of Principal, Premium, if any, and Interest, if
                        -------------------------------------------------------
any.     The Company covenants and agrees for the benefit of the Holders of each
---
series of Outstanding Securities that it will duly and punctually pay the principal of, premium, if any, and interest, if any, on the Securities of that series in accordance with the terms of the Securities of such series and this Indenture. An installment of principal, premium, if any, or interest, if any, shall be considered paid on the date it is due if the Trustee or Paying Agent holds on that date money designated for and sufficient to pay the installment.

          SECTION 3.2.  Maintenance of Office or Agency.
                        -------------------------------

          The Company will maintain in each Place of Payment for any series of Securities an office or agency where the Securities of that series may be presented or surrendered for payment, where the Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Corporate Trust Office of the Trustee shall be such an office or agency of the Company, unless the Company may designate and maintain some other office or agency for one or more of such purposes; provided,
                                                                       --------
however, that the Company will maintain such an office or agency in a city in
-------
Western Europe so long as the Securities of any series are listed on the Luxembourg Stock Exchange and the rules of such Exchange so require. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          The Company may also from time to time designate one or more other offices or agencies where the Securities of any series may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; provided, however, that no such designation or rescission
                  --------  -------
shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such other office or agency.

          SECTION 3.3.  Money for Securities Payments to be Held in Trust;
                        --------------------------------------------------
Unclaimed Money.  If the Company shall at any time act as its own Paying Agent
--------- -----
with respect to any series of Securities, it will, on or before each due date of the principal of, premium, if any, or interest, if any, on the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal, premium, if any, or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee in writing of its action or failure so to act.

          The Company will cause each Paying Agent for any series other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

     (a) hold all sums held by it for the payment of the principal of, premium, if any, or interest, if any, on the Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

     (b) give the Trustee notice of any default by the Company or any Guarantor (or any other obligor upon the Securities of that series) in the making of any payment of principal, premium, if any, or interest, if any, on the Securities; and

     (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge or defeasance of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of any principal, premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium, if any, or interest, if any, has become due and payable shall be paid to the Company on Company Request or (if then held by the Company) shall be discharged from such trust, unless otherwise required by certain provisions of applicable law; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being
       --------  -------
required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, or cause to be mailed to such Holder, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

          SECTION 3.4.  Corporate Existence.  Subject to Article IV, the
                        -------------------
Company will at all times do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and its rights and franchises; provided, that nothing in this Section 3.4 shall prevent
                       --------
the abandonment or termination of any right or franchise of the Company if, in the opinion of the Company, such abandonment or termination is in the best interests of the Company and does not materially adversely affect the ability of the Company to fulfill its obligations hereunder.

          SECTION 3.5.  Reports by the Company.  The Company covenants:
                        ----------------------

     (a) to file with the Trustee, within 30 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such Sections, then to file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

     (b) to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture, as may be required from time to time by such rules and regulations;

     (c) to transmit to all Holders of Securities, within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in
Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section 3.5, as may be required by rules and regulations prescribed from time to time by the Commission; and

     (e) to comply with Sections 313(b) and 313(d) of the Trust Indenture Act, to the extent applicable.

Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including information concerning the Company's compliance with any of its covenants hereunder, provided that the foregoing shall not relieve the Trustee of any of its responsibilities hereunder.

          SECTION 3.6.  Annual Review Certificate; Notice of Defaults or Events
                        -------------------------------------------------------
of Default.  (a) The Company covenants and agrees to deliver to the Trustee,
----------
within 120 days after the end of each fiscal year of the Company (beginning with the fiscal year next following the Closing Date), a certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this Section 3.6, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

     (b) The Company covenants and agrees to deliver to the Trustee, within a reasonable time after the Company becomes aware of the occurrence of a Default or an Event of Default of the character specified in Section 6.1(d) hereof, written notice of the occurrence of such Default or Event of Default.

          SECTION 3.7.  Books of Record and Account  .  The Company will keep
                        ---------------------------
proper books of record and account, either on a consolidated or individual basis. The Company shall cause its books of record and account to be examined either on a consolidated or individual basis, by one or more firms of independent public accountants not less frequently than annually. The Company shall prepare its financial statements in accordance with generally accepted accounting principles.

          SECTION 3.8.  Limitation on Liens.  (a) So long as the Securities
                        -------------------
shall be Outstanding, the Company will not create or assume, and will not permit any Restricted Subsidiary to create or assume, any notes, bonds, debentures or other similar evidences of Indebtedness secured by any mortgage, pledge, security interest or lien (any such mortgage, pledge, security interest or lien being referred to herein as a "Mortgage" or "Mortgages") of or upon any Principal Property owned by the Company or by any Restricted Subsidiary or on shares of capital stock or evidence of Indebtedness of any Restricted Subsidiary, whether owned at the date of this Indenture or hereafter acquired, without making effective provision, and the Company in such case will make or cause to be made effective provision, whereby all Securities (together with, if the Company shall so determine, any other Indebtedness of the Company or such Restricted Subsidiary, whether then existing or thereafter created which is not subordinated to the Securities) shall be secured by such a Mortgage equally and ratably with (or prior to) any and all other Indebtedness thereby secured, so long as such Indebtedness shall be so secured; provided, however, that the
                                               --------  -------
foregoing shall not apply to any of the following:

          (i) Mortgages on any Principal Property, shares of stock of Indebtedness of any corporation existing at the time such corporation becomes a Subsidiary;

          (ii) Mortgages on any Principal Property, shares of stock or Indebtedness acquired, constructed or improved by the Company or any Restricted Subsidiary after the date of this Indenture which are created or assumed prior to, or contemporaneously with, such acquisition, construction or improvement or within 365 days after the acquisition, completion of construction or improvement or commencement of commercial operation of such property, to secure or provide for the payment of all or any part of the purchase price or the cost of such construction or improvement thereof;

          (iii) Mortgages on any Principal Property, shares of stock or Indebtedness existing at the time of acquisition thereof (including acquisition through merger or consolidation);

          (iv) Mortgages on any Principal Property or shares of stock or Indebtedness acquired from a corporation which is merged with or into the Company or a Restricted Subsidiary;

          (v) Mortgages on any Principal Property, shares of stock or Indebtedness to secure Indebtedness to the Company or to a Restricted Subsidiary;

          (vi) Mortgages on any Principal Property, shares of stock or Indebtedness in favor of the United States of America or any State thereof or The Commonwealth of Puerto Rico, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof or The Commonwealth of Puerto Rico, to secure partial, progress, advance or other payments, or to secure any Indebtedness incurred for the purpose of financing all or any part of the cost of acquiring, constructing or improving any Principal Property, shares of stock or Indebtedness subject to such Mortgages (including Mortgages incurred in connection with pollution control, industrial revenue, Title XI maritime financings or similar financings), or other Mortgages in connection with the issuance of tax-exempt industrial revenue bonds;

          (vii)  Mortgages existing as of the date of this Indenture;

          (viii) Mortgages for taxes, assessments or other government charges, the validity of which is being contested in good faith by appropriate proceedings and materialmen's, mechanics' and other like Mortgages, or deposits to obtain the release of such Mortgages;

          (ix) Mortgages created or deposits made to secure the payment of workers' compensation claims or the performance of, or in connection with, tenders, bids, leases, public or statutory obligations, surety and appeal bonds, contracts, performance and return-of-money bonds or to secure (or in lieu of) surety or appeal bonds and Mortgages made in the ordinary course of business for similar purposes; and

          (x) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any Mortgage referred to in the foregoing clauses (i) to (ix), inclusive; provided,
                                                                  ---------
     however, that such extension, renewal or replacement shall be limited to
     -------
     all or a part of the property, shares of stock or Indebtedness which secured the Mortgage so extended, renewed or replaced (plus improvements on such property).

          Notwithstanding the foregoing, the Company or any Restricted Subsidiary may create or assume Mortgages in addition to those permitted by the immediately preceding paragraph, and renew, extend or create such Mortgages, provided, that at the time of such creation, assumption, renewal or replacement,
--------
and after giving effect thereto, the aggregate amount of all Indebtedness so secured by such a Mortgage as provided above (not including Indebtedness excluded as provided in clauses (i) through (x) of the immediately preceding paragraph), plus all Attributable Debt of the Company and its Restricted Subsidiaries in respect of Sale and Lease-Back Transactions (defined in Section
3.9 below) which would not be permitted by either clause (i) or (ii) of the first paragraph under Section 3.9 below, would not exceed 20% of Consolidated Assets.

     (b) So long as any Indebtedness under the 1998 Credit Agreements (or any other credit agreement renewing, refunding, replacing, restating, refinancing or extending the 1998 Credit Agreements) is secured by shares of capital stock or evidences of Indebtedness of any Restricted Subsidiary, the Securities shall also be secured by such collateral. In the event that the Indebtedness incurred under the 1998 Credit Agreements (or any other credit agreement renewing, refunding, replacing, restating, refinancing or extending the 1998 Credit Agreements) ceases for any reason to be secured by any collateral securing the Securities, the Securities shall also cease to be secured by such collateral, whether or not a Default or an Event of Default is then outstanding for any reason.

          SECTION 3.9.  Limitation on Sale and Lease-Back Transactions.  So
                        ----------------------------------------------
long as the Securities shall be Outstanding, the Company will not, nor will it permit any Restricted Subsidiary to, enter into any arrangement with any Person (other than the Company or any

Restricted Subsidiary) providing for the leasing by the Company or a Restricted Subsidiary of any Principal Property owned by the Company or such Restricted Subsidiary (except for leases for a term of not more than three years), which property has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such person on the security of such Principal Property more than 365 days after the acquisition thereof or the completion of construction and commencement of full operation thereof (a "Sale and Lease-Back Transaction"), unless either (a) the Company or such Restricted Subsidiary would be entitled pursuant to Section 3.8 to incur Indebtedness secured by a Mortgage on the Principal Property to be leased back equal in amount to the Attributable Debt with respect to such Sale and Lease-Back Transaction without equally and ratably securing the Securities, or (b) the Company shall, and in any such case the Company covenants that it will, apply or cause to be applied an amount equal to the greater of the net proceeds or the fair value (as determined by the Board of Directors of the Company) of the property so sold to the purchase of Principal Property or to the retirement (other than any mandatory retirement), within 365 days of the effective date of any such Sale and Lease-Back Transaction, of Securities or other Funded Indebtedness; provided, however, that
                                                         --------  -------
any such retirement of Securities shall be made in accordance with this Indenture; and provided, further, that the amount to be applied to such
               --------  -------
retirement of Securities or other Funded Indebtedness shall be reduced by an amount equal to the sum of (i) an amount equal to the principal amount of any Securities delivered within 365 days after the effective date of such Sale and Lease-Back Transaction to the Trustee for retirement and cancellation, and (ii) the principal amount of other Funded Indebtedness voluntarily retired by the Company within such 365-day period, excluding, in each case, retirements pursuant to mandatory sinking fund or prepayment provisions and payments at Maturity.

          Notwithstanding the foregoing, the Company or any Restricted Subsidiary may enter into Sale and Lease-Back Transactions in addition to any permitted by the immediately preceding paragraph and without any obligation to retire any Securities or other Indebtedness; provided, that at the time of
                                             --------
entering into such Sale and Lease-Back Transaction and after giving effect thereto, Attributable Debt resulting from such Sale and Lease-Back Transaction, plus the aggregate amount of all Indebtedness secured by a Mortgage (not including Indebtedness excluded as provided in clauses (i) through (x) under
Section 3.8 above), does not exceed 20% of Consolidated Assets.

                                   ARTICLE IV


                  Consolidation, Merger or Sale by the Company
                  --------------------------------------------

          SECTION 4.1.  Consolidation, Merger or Sale of Assets Permitted.
                        -------------------------------------------------
The Company shall not consolidate or merge with or into, or transfer or lease all or substantially all of its assets to, any Person unless:

     (a) the Person formed by or surviving any such consolidation or any merger (if other than the Company), or to which such transfer or lease shall have been made, is a corporation organized and existing under the laws of the United States, any State thereof or the District of Columbia;

     (b) the Person formed by or surviving any such consolidation or merger (if other than the Company), or to which such transfer or lease shall have been made, assumes by supplemental indenture all the obligations of the Company under the Securities and this Indenture;

     (c) immediately after giving effect to the transaction, no Default or Event of Default exists; and

     (d) if, as a result of any such consolidation or merger or such transfer or lease, properties or assets of the Company would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by the Securities of any series, the Company or such successor Person, as the case may be, shall take such steps as shall be necessary to secure such Securities equally and ratably with all indebtedness secured thereby.

          The Company shall deliver to the Trustee prior to the proposed transaction an Officers' Certificate to the foregoing effect and an Opinion of Counsel stating that the proposed transaction and such supplemental indenture comply with this Indenture and that all conditions precedent to the consummation of the transaction under this Indenture have been met.

          In the event of the assumption by a successor corporation as provided in clause (b) above, such successor corporation shall succeed to and be substituted for the Company hereunder and under the Securities with the same effect as if it had been named hereunder and thereunder and all such obligations of the Company shall terminate.

                                   ARTICLE V


                           Redemption of Securities
                           ------------------------

          SECTION 5.1.  Applicability of Article.  Securities of any series
                        ------------------------
which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and in accordance with this Article.

          SECTION 5.2.  Election to Redeem; Notice to Trustee.  The election
                        -------------------------------------
of the Company to redeem any Securities shall be evidenced by or pursuant to a Board Resolution. In the case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and Redemption Price, of the principal amount of Securities of such series to be redeemed.

          SECTION 5.3.  Selection of Securities to be Redeemed.    If less than
                        ---------------------------------------
all the Securities of a series are to be redeemed, the Trustee, not more than 45 days prior to the Redemption Date, shall select the Securities of the series to be redeemed in such a manner as the

Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security of such series, provided that the unredeemed portion of the principal amount of any
        --------
Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. The Trustee shall make the selection from the Securities of the series that are Outstanding that have not previously been called for redemption and may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series, or any integral multiple of $1000 in excess thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

          The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed. If the Company shall so direct, Securities registered in the name of the Company, any Affiliate of the Company or any Subsidiary of the Company thereof shall not be included in the Securities selected for redemption.

          For purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

          SECTION 5.4.  Notice of Redemption.  Notice of redemption shall be
                        --------------------
given in the manner provided in Section 11.2 not less than 30 days nor more than 60 days prior to the Redemption Date to the Holders of the Securities to be redeemed.

          All notices of redemption shall state:

     (a)  the Redemption Date;

     (b)  the Redemption Price;

     (c) if less than all of the Outstanding Securities of a series are to be redeemed, the identification (and in the case of partial redemption, the principal amounts) of the particular Security or Securities to be redeemed;

     (d) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the Holder will receive, without charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed;

     (e) the Place of Payment where such Securities are to be surrendered for payment for the Redemption Price;

     (f) that Securities of the series called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

     (g) that, on the Redemption Date, the Redemption Price will become due and payable upon each such Security, or the portion thereof, to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date; and

     (h)  the CUSIP number, if any, of the Securities.

          Notice of redemption of Securities to be redeemed shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

          SECTION 5.5.  Deposit of Redemption Price.  On or prior to any
                        ---------------------------
Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 3.3) an amount of money sufficient to pay on the Redemption Date the Redemption Price of, and (unless the Redemption Date shall be an interest payment date) interest accrued to the Redemption Date on, all Securities or portions thereof which are to be redeemed on that date.

          SECTION 5.6.  Securities Payable on Redemption Date.  Notice of
                        -------------------------------------
redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security, for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated
                 --------  -------
Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more predecessor Securities, registered as such at the close of business on the relevant record dates according to their terms.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

          SECTION 5.7.  Securities Redeemed in Part.  Upon surrender of a
                        ---------------------------
Security that is redeemed in part at the office or agency of the Company maintained for such purpose pursuant to Section 3.2 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), the Company shall execute and the Trustee shall authenticate and deliver to the Holder of that Security, without service charge, a new Security or Securities of the same series, having the same form, terms and Stated Maturity, in any authorized denomination equal in aggregate principal amount to the unredeemed portion of the principal amount of the Security surrendered.

                                  ARTICLE VI


                             Defaults and Remedies
                             ---------------------

          SECTION 6.1.  Events of Default. An "Event of Default" occurs with
                        -----------------
respect to the Securities of any series if (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (a) the Company defaults in the payment of interest on any Security of that series when the same becomes due and payable and such default continues for a period of 30 days;

     (b) the Company defaults in the payment of the principal of or any premium on any Security of that series when the same becomes due and payable at its Maturity or on redemption or otherwise;

     (c) the Company fails to comply in any material respect with any of its agreements or covenants in, or any of the provisions of, this Indenture with respect to any Security of that series (other than an agreement, covenant or provision for which non-compliance is elsewhere in this Section specifically dealt with), and such non-compliance continues for a period of 60 days after there has been given by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

     (d) a default under any mortgage, agreement, indenture or instrument under which there may be issued, or by which there may be secured, guaranteed or evidenced any Debt of the Company (including this Indenture) whether such Debt now exists or shall hereafter be created, in an aggregate principal amount then outstanding of $25,000,000 or more, which default (a) shall constitute a failure to pay any portion of the principal of such Debt when due and payable after the expiration of an applicable grace period with respect thereto or (b) shall result in such Debt becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, and such acceleration shall not be rescinded or annulled, or such Debt shall not be paid in full within a period of 30 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series a written notice specifying such event of default and requiring the Company to cause such acceleration to be rescinded or annulled or to pay in full such Debt and stating that such notice is a "Notice of Default" hereunder; (it being understood however, that the Trustee shall not be deemed to have knowledge of such default under such agreement or instrument unless either (A) a Responsible Officer of the Trustee shall have actual knowledge of such default or (B) a Responsible Officer of the Trustee shall have received written notice thereof from the Company, from any Holder, from the holder of any such indebtedness or from the trustee under any such agreement or other instrument); provided, however, that if such default under such agreement
--------  -------
or instrument is remedied or cured by the Company or waived by the holders of such indebtedness, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or any of such Holders; provided, further, that the foregoing shall not apply to any secured Debt under
--------  -------
which the obligee has recourse (exclusive of recourse for ancillary matters such as environmental indemnities, misapplication of funds, costs of enforcement and the like) only to the collateral pledged for repayment so long as the fair market value of such collateral does not exceed 2% of Total Assets at the time of the default;

     (e)  the Company, pursuant to or within the meaning of any Bankruptcy Law,
(A) commences a voluntary case or proceeding, (B) consents to the entry of an order for relief against it in an involuntary case or proceeding, (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, (D) makes a general assignment for the benefit of its creditors, (E) makes an admission in writing of its inability to pay its debts generally as they become due or (F) takes corporate action in furtherance of any such action; or

     (f) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Company, in an involuntary case, (B) adjudges the Company as bankrupt or insolvent, or approves as properly filed a petition seeking reorganization, arrangement, and adjustment or composition of or in respect of the Company, or appoints a Custodian of the Company, or for all or substantially all of its property, or (C) orders the liquidation of the Company and the decree remains unstayed and in effect for 60 days.

          The Company shall deliver to the Trustee, as soon as practicable, written notice in the form of an Officers' Certificate of any Default, its status and what action the Company is taking or proposes to take with respect thereto.

          As used in this Indenture, the term "Bankruptcy Law" means Title 11, U.S. Code, or any similar federal or state bankruptcy, insolvency, reorganization or other law for the relief of debtors. As used in this Indenture, the term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

          SECTION 6.2.  Acceleration; Rescission and Annulment.  If an Event
                        --------------------------------------
of Default with respect to the Securities of any series at the time Outstanding occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of all of the Outstanding Securities of that series, by written notice to the Company (and if given by the Holders, to the Trustee), may declare the principal of and accrued interest, if any, on the Securities of that series to be due and payable and upon any such declaration such principal and interest, if any, shall be immediately due and payable.

          At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series, by written notice to the Trustee, may rescind and annul such declaration and its consequences if all existing Defaults and Events of Default with respect to Securities of that series, other than the non-payment of the principal of, premium, if any, and interest, if any, on Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 6.7. No such rescission shall affect any subsequent default or impair any right consequent thereon.

          SECTION 6.3.  Collection of Indebtedness and Suits for Enforcement by
                        -------------------------------------------------------
Trustee.  The Company covenants that if:
-------

     (a) default is made in the payment of any interest on any Security, if any, when such interest becomes due and payable and such default continues for a period of 30 days, or

     (b) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holder of such Security, the whole amount then due and payable on such Security for principal, premium, if any, and interest, if any, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal, premium, if any, and on any overdue interest, if any, at the rate or rates prescribed therefor in such Security and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If an Event of Default with respect to the Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to secure any other proper remedy including, without limitation seeking recourse against any Guarantor.

          SECTION 6.4.  Trustee May File Proofs of Claim.  The Trustee may
                        --------------------------------
file such proofs of claim and other papers or documents and take such actions authorized under the Trust Indenture Act as may be necessary or advisable in order to have the claims of the Trustee and the Holders of Securities allowed in any judicial proceedings relating to the Company (or any other obligor upon the Securities, including any Guarantor), its creditors or its property. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.9.

          SECTION 6.5.  Trustee May Enforce Claims Without Possession of
                        ------------------------------------------------
Securities.  All rights of action and claims under this Indenture or the
----------
Securities or any Guarantee may be
prosecuted and enforced by the Trustee, in its own name as an express trust, without the possession of any of the Securities or the production thereof in any proceeding relating thereto and any recovery of judgment shall, after provision for the reasonable fees and expenses of the Trustee and its counsel, be for the ratable benefit of the Holders of the Securities in respect to which judgment was recovered.

          SECTION 6.6.  Delay or Omission Not Waiver.  No delay or omission by
                        ----------------------------
the Trustee or any Holder of any Securities to exercise any right or remedy accruing upon an Event of Default shall impair any such right or remedy or constitute a waiver of or acquiescence in any such Event of Default.

          SECTION 6.7.  Waiver of Past Defaults.  In addition to the
                        -----------------------
provisions of Section 6.2, the Holders of a majority in aggregate principal amount of Outstanding Securities of any series by written notice to the Trustee may waive on behalf of the Holders of all Securities of such series a past Default or Event of Default with respect to that series and its consequences except (a) a Default or Event of Default in the payment of the principal of, premium, if any, or interest, if any, on any Security of such series or (b) in respect of a covenant or provision hereof which pursuant to Section 9.2 cannot be amended or modified without the consent of the Holder of each Outstanding Security of such series adversely affected. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture.

          SECTION 6.8.  Control by Majority.  The Holders of a majority in
                        -------------------
aggregate principal amount of the Outstanding Securities of each series affected (with each such series voting as a class) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it with respect to the Securities of that series; provided, however, that (a) the Trustee may refuse to
                           --------  -------
follow any direction that conflicts with law or this Indenture (b) the Trustee may refuse to follow any direction that is unduly prejudicial to the rights of the Holders of Securities of such series not consenting or that would in the good faith judgment of the Trustee have a substantial likelihood of involving the Trustee in personal liability and (c) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction. Prior to the taking of any action hereunder, the Trustee shall be entitled to reasonable indemnification satisfactory to the Trustee against all losses and expenses caused by taking or not taking such action. This paragraph shall be in lieu of Section 316(a)(1)(A) of the Trust Indenture Act and such Section 316(a)(1)(A) is hereby expressly excluded from this Indenture, as permitted by the Trust Indenture Act.

          SECTION 6.9.  Limitation on Suits by Holders.  No Holder of any
                        ------------------------------
Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

     (a) the Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

     (b) the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series have made a written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

     (c) such Holder or Holders have offered to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense to be, or which may be, incurred by the Trustee in pursuing the remedy;

     (d) the Trustee for 60 days after its receipt of such notice, request and the offer of indemnity has failed to institute any such proceedings; and

     (e) during such 60 day period, the Holders of a majority in aggregate principal amount of the Outstanding Securities of that series have not given to the Trustee a direction inconsistent with such written request.

          No one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

          SECTION 6.10.  Rights of Holders to Receive Payment.  Notwithstanding
                         ------------------------------------
any other provision of this Indenture, but subject to Section 3.2, the right of any Holder of a Security to receive payment of principal of, premium, if any, and, subject to Sections 2.1, 2.3 and 2.12, interest, if any, on the Security, on or after the respective due dates expressed in the Security (or, in case of redemption, on the redemption dates), or, subject to Section 6.9, to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

          SECTION 6.11.  Application of Money Collected.  If the Trustee
                         ------------------------------
collects any money pursuant to this Article, it shall pay out the money in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium, if any, or interest, if any, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          First: to the Trustee for amounts due under Section 7.9;

          Second: to Holders of Securities in respect of which or for the benefit of which such money has been collected for amounts due and unpaid on such Securities for principal of, premium, if any, and interest, if any, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, and interest, if any, respectively; and

          Third: to the Company.

          The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 6.11. At least 15 days before such record date, the Trustee shall mail to each Holder and the Company a notice that states the record date, the payment date and the amount to be paid.

          SECTION 6.12.  Restoration of Rights and Remedies.  If the Trustee or
                         ----------------------------------
any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Guarantors, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

          SECTION 6.13.  Rights and Remedies Cumulative.  Except as otherwise
                         ------------------------------
provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 2.9, no right or remedy herein conferred upon or reserved to the Trustee or the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any existing right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          SECTION 6.14.  Waiver of Usury, Stay or Extension Laws.  Each of the
                         ---------------------------------------
Company and the Guarantors covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Company and the Guarantors (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

          SECTION 6.15.  Undertaking for Costs.  In any suit for the enforcement
                         ---------------------
of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit having due regard to the merits and good faith of the claims or defenses made by the party litigant.

                                  ARTICLE VII


                                    Trustee
                                    -------

          SECTION 7.1.  Certain Duties and Responsibilities of the Trustee.
                        --------------------------------------------------
(a) Except during the continuance of an Event of Default, the Trustee's duties and responsibilities under this Indenture shall be governed by Section 315(a) of the Trust Indenture Act.

     (b) In case an Event of Default has occurred and is continuing with respect to the Securities of any series, the Trustee shall exercise the rights and powers vested in it by this Indenture with respect to the Securities of such series, and shall use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that: this subsection shall not be construed to limit the effect of subsection (a) of this Section; the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders in accordance with Section 6.8 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under the Indenture.

          SECTION 7.2.  Rights of Trustee.  Subject to the provisions of the
                        -----------------
Trust Indenture Act:

     (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any document believed by it to be genuine and to have been signed or presented by the proper party or parties. The Trustee need not investigate any fact or matter stated in the document;

     (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

     (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate;

     (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (e) the Trustee may act through agents or attorneys and shall not be responsible for the misconduct or negligence of any agent or attorney appointed with due care;

     (f) the Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers;

     (g) the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it;

     (h) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

     (i) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (j) whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 7.2;

     (k) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

          SECTION 7.3.  Trustee May Hold Securities.  The Trustee, any Paying
                        ---------------------------
Agent, any Registrar or any other agent of the Company in its in individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 310(b) and 311 of the Trust Indenture Act, may otherwise deal with the Company, an Affiliate of the Company or Subsidiary of the Company with the same rights it would have if it were not Trustee, Paying Agent, Registrar or such other agent.

          SECTION 7.4.  Money Held in Trust.  Money held by the Trustee in
                        -------------------
trust hereunder need not be segregated from other funds except to the extent required by law. The

Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed upon in writing with the Company.

          SECTION 7.5.  Trustee's Disclaimer.  The recitals contained herein
                        --------------------
and in the Securities, except the Trustee's certificate of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities or any coupon. The Trustee shall not be accountable for the Company's use of the proceeds from the Securities or for monies paid over to the Company pursuant to the Indenture.

          SECTION 7.6.  Notice of Defaults.  If a Default occurs and is
                        ------------------
continuing with respect to the Securities of any series and if it is actually known to a Responsible Officer of the Trustee, the Trustee shall, within 90 days after it occurs, transmit by mail to the Holders of Securities of such series, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, notice of all Defaults known to it unless such Default shall have been cured or waived; provided, however, that except in the case of a Default in
                      --------  -------
payment on the Securities of any series, the Trustee may withhold the notice if and so long as its board of directors, its executive committee or a committee of its Responsible Officers in good faith determines that withholding such notice is in the interests of Holders of Securities of that series; and provided,
                                                                 --------
further, that in the case of any Default of the character specified in Section
-------
6.1(c) with respect to Securities of such series, no such notice to Holder shall be given until at least 30 days after the occurrence thereof.

          SECTION 7.7.  Reports by Trustee to Holders.  Within 60 days after
                        -----------------------------
each May 15 of each year commencing with the first May 15 after Closing Date, the Trustee shall transmit by mail to all Holders of Securities as provided in
Section 313(c) of the Trust Indenture Act a brief report dated as of such May 15 if required by and in compliance with Section 313(a) of the Trust Indenture Act. The Trustee shall also comply with Section 313(b) of the Trust Indenture Act, if applicable. A copy of each such report required pursuant to Section 313(a) or 313(b) of the Trust Indenture Act shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange, if any, upon which the Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when the Securities are listed on, or delisted from, any stock exchange.

          SECTION 7.8.  Securityholder Lists.  The Trustee shall preserve in as
                        --------------------
current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders of Securities of each series. If the Trustee is not the Registrar, the Company shall furnish to the Trustee semiannually on or before the last day of June and December in each year, and at such other times as the Trustee may request in writing, a list, in such form and as of such date as the Trustee may reasonably require containing all the information in the possession or control of the Registrar, the Company or any of its Paying Agents other than the Trustee as to the names and addresses of Holders of Securities of each such series.

          SECTION 7.9.  Compensation and Indemnity.  (a) The Company shall pay
                        --------------------------
to the Trustee from time to time such reasonable compensation for its services as the Company and the

Trustee shall agree in writing from time to time. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it in connection with the performance of its duties under this Indenture. Such expenses shall include the reasonable compensation and expenses of the Trustee's agents and counsel.

     (b) The Company shall indemnify the Trustee or any Predecessor Trustee and their agents for, and hold them harmless against, any loss or liability damage, claim or reasonable expense including taxes (other than taxes based upon or determined or measured by the income of the Trustee) incurred by it arising out of or in connection with its acceptance or administration of the trust or trusts hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Company need not pay for any settlement made without its consent.

     (c) The Company need not reimburse any expense or indemnify against any loss, liability, damage or claim incurred by the Trustee through negligence or bad faith or willful misconduct.

     (d) To secure the payment obligations of the Company pursuant to this Section, the Trustee shall have a lien prior to the Securities of any series on all money or property held or collected by the Trustee, except that held in trust to pay principal, premium, if any, and interest, if any, on particular Securities.

          When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 6.1(e) or Section 6.1(f), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

          The provisions of this Section shall survive the termination of this Indenture.

     SECTION 7.10. Replacement of Trustee. (a) The resignation or removal of the Trustee and the appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in
Section 7.11.

     (b) The Trustee may resign at any time with respect to the Securities of any series by giving written notice thereof to the Company.

     (c) The Holders of a majority in aggregate principal amount of the Outstanding Securities of any series may remove the Trustee with respect to that series by so notifying the Trustee and the Company and may appoint a successor Trustee for such series with the Company's consent.

     (d)  If at any time:

          (1) the Trustee fails to comply with Section 310(b) of the Trust Indenture Act after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months; or

          (2) the Trustee shall cease to be eligible under Section 7.12 of this Indenture or Section 310(a) of the Trust Indenture Act and shall fail to resign after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months; or

          (3) the Trustee becomes incapable of acting, is adjudged a bankrupt or an insolvent or a receiver or public officer takes charge of the Trustee or its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by or pursuant to a Board Resolution may remove the Trustee with respect to all Securities, or
     (ii) subject to Section 315(e) of the Trust Indenture Act, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

     (e)  If the instrument of acceptance by a successor Trustee required by
Section 7.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation or removal, the Trustee resigning or being removed may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

     (f) If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, with respect to Securities of one or more series, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 7.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 7.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 7.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          SECTION 7.11.  Acceptance of Appointment by Successor.  (a) In case
                         --------------------------------------
of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee, without further act, deed or conveyance, shall become vested with all the rights, powers and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

     (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and such successor Trustee shall execute and deliver an indenture supplemental hereto wherein such successor Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, such successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (ii) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

     (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to the successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

     (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under the Trust Indenture Act.

     (e) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series in the manner provided for notices to the Holders of Securities in Section 11.2. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

          SECTION 7.12.  Eligibility; Disqualification.  There shall at all
                         -----------------------------
times be a Trustee hereunder which shall be eligible to act as Trustee under
Section 310(a)(1) of the Trust Indenture Act and shall have a combined capital and surplus of at least $75,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or the requirements of Federal, State, Territorial or District of Columbia supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect heretofore specified in this Article.

          SECTION 7.13.  Merger, Conversion, Consolidation or Succession to
                         --------------------------------------------------
Business.  Any corporation into which the Trustee may be merged or converted or
--------
with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

          SECTION 7.14.  Appointment of Authenticating Agent.  The Trustee may
                         -----------------------------------
appoint an Authenticating Agent with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue, exchange, registration of transfer or partial redemption thereof, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer of the Trustee, a copy of which instrument shall be promptly furnished to the Company. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a bank or trust company or corporation organized and doing business and in good standing under the laws of the United States of America or of any State or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $25,000,000 and subject to supervision or examination by Federal or State authorities. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or further act on the part of the Trustee or the Authenticating Agent.

          An Authenticating Agent for any series of Securities may at any time resign by giving written notice of resignation to the Trustee for such series and to the Company. The Trustee for any series of Securities may at any time terminate the agency of an Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee for such series may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment to all Holders of Securities of the series with respect to which such Authenticating Agent will serve in the manner set forth in
Section 11.2. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

          The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation including reimbursement of its reasonable expenses for its services under this Section.

          If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to or in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication substantially in the following form:

          This is one of the Securities of the series described in the within-mentioned Indenture.


                                    _________________________________
                                    as Trustee

                                 by _________________________________

                                    as Authenticating Agent

                                 by _________________________________

                                    Authorized Signatory


                                 ARTICLE VIII


                      Discharge of Indenture; Defeasance
                      ----------------------------------

          SECTION 8.1.  Termination of Company's and Guarantors' Obligations
                        ----------------------------------------------------
Under this Indenture.  This Indenture shall upon a Company Request cease to be
--------------------
of further effect with respect to the Securities of or within any series (except as to any surviving rights of registration of transfer or exchange of such Securities and replacement of such Securities which may have been lost, stolen or mutilated as herein expressly provided for) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such Securities when

     (1)  either

          (A) all such Securities previously authenticated and delivered (other than (i) such Securities which have been destroyed, lost or stolen and which have been replaced or paid, as provided in Section 2.9, and (ii) such Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust as provided in Section 3.3) have been delivered to the Trustee for cancellation; or

          (B) all Securities of such series not theretofore delivered to the Trustee for cancellation

               (i)   have become due and payable, or

               (ii) will become due and payable at their Stated Maturity within one year, or

               (iii) if redeemable at the option of the Company, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or
          (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount in the currency in which the Securities of such series are payable, sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal, premium, if any, and interest, if any, with respect thereto, on the date of such deposit (in the case of Securities which have become due and payable) or at the Stated Maturity or Redemption Date, as the case may be;

     (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

     (3) the Company delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series of Securities have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligation of the Company to the Trustee and any predecessor Trustee under Section 7.9, the obligations of the Company to any Authenticating Agent under Section 7.14 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 8.2 and the last paragraph of Section 3.3 shall survive.

          SECTION 8.2.  Application of Trust Funds.  Subject to the provisions
                        --------------------------
of the last paragraph of Section 3.3, all money deposited with the Trustee pursuant to Section 8.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal, premium, if any, and interest, if any, for whose payment such money has been deposited with or received by the Trustee, but such money need not be segregated from other funds except to the extent required by law.

          SECTION 8.3.  Company's Option to Effect Defeasance or Covenant
                        -------------------------------------------------
Defeasance.  The Company may at its option by or pursuant to Board Resolution,
----------
at any time, elect to have Section 8.4 or Section 8.5 be applied to such Outstanding Securities of any series upon compliance with the conditions set forth below in this Article.

          SECTION 8.4.  Defeasance and Discharge.  Upon the Company's exercise
                        ------------------------
of the option specified in Section 8.3 applicable to this Section with respect to the Securities of or within a series, the Company and the Guarantors shall be deemed to have been discharged from its obligations with respect to such Securities on and after the date the conditions set forth in Section 8.6 are satisfied (hereinafter "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Securities which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 8.7 and the other Sections of this Indenture referred to in clause (ii) of this Section, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such

Securities are concerned (and the Trustee, at the expense of the Company, shall on a Company Order execute proper instruments acknowledging the same), except the following, which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of such Securities to receive, solely from the trust funds described in Section 8.6(a) and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest, if any, on such Securities when such payments are due; (ii) the Company's and the Guarantors' obligations with respect to such Securities under Sections 2.3, 2.6, 2.9, 3.2 and 3.3; (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (iv) this Article VIII. Subject to compliance with this Article VIII, the Company may exercise its option under this Section notwithstanding the prior exercise of its option under Section 8.5 with respect to such Securities. Following a defeasance, payment of such Securities may not be accelerated because of an Event of Default.

          SECTION 8.5.  Covenant Defeasance.  Upon the Company's exercise of
                        -------------------
the option specified in Section 8.3 applicable to this Section with respect to any Securities of or within a series, the Company shall be released from its obligations under Sections 4.1, 3.4, 3.7, 3.8 and 3.9 (and with respect to
Section 3.6, shall be required to certify only with respect to those covenants not defeased pursuant to this Section 8.5) with respect to such Securities on and after the date the conditions set forth in Section 8.6 are satisfied (hereinafter, "covenant defeasance"), and such Securities shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with Sections 4.1, 3.4, 3.7, 3.8 and 3.9, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.1(c) or otherwise, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

          SECTION 8.6.  Conditions to Defeasance or Covenant Defeasance.  The
                        -----------------------------------------------
following shall be the conditions to the application of Section 8.4 or Section
8.5 to any Securities of or within a series:

     (a) The Company shall have deposited or caused to be deposited irrevocably with the Trustee (or another trustee satisfying the requirements of Section 7.12 who shall agree to comply with, and shall be entitled to the benefits of, the provisions of Sections 8.3 through 8.9 inclusive and the last paragraph of
Section 3.3 applicable to the Trustee, for purposes of such Sections also a "Trustee") as trust funds in trust for the purpose of making the payments referred to in clauses (x) and (y) of this Section 8.6(a), specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, with instructions to the Trustee as to the application thereof, (A) money in an amount, or (B) Government Obligations which through the payment of interest, if any, and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment referred to in clause (x) or (y) of this Section 8.6(a), money in an amount or (C) a combination thereof in an amount sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge the principal of, premium, if any, and interest, if any, on such Securities on the Maturity of such principal or installment of principal or interest, if any. Before such a deposit the Company may make arrangements satisfactory to the Trustee for the redemption or purchase of Securities at a future date or dates in accordance with Article V which shall be given effect in applying the foregoing.

     (b) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a Default or Event of Default under, this Indenture or result in a breach or violation of, or constitute a default under, any other material agreement or instrument to which the Company is a party or by which it is bound, in each case, on the date of such deposit pursuant to Section 8.6(a).

     (c) In the case of an election under Section 8.4, the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel to the effect that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of execution of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred.

     (d) In the case of an election under Section 8.5, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

     (e) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance under Section 8.4 or the covenant defeasance under
Section 8.5 (as the case may be) have been complied with.

     (f) No Default or Event of Default under Section 6.1(e) or 6.1(f) with respect to such Securities shall have occurred and be continuing during the period commencing on the date of such deposit and ending on the 91st day after such date (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

     (g) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940 unless such trust shall be registered under such Act or exempt from registration thereunder.

          SECTION 8.7.  Deposited Money and Government Obligations to Be Held in
                        --------------------------------------------------------
Trust.  Subject to the provisions of the last paragraph of Section 3.3, all
-----
money and Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 8.6 in respect of any Securities of any series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal, premium, if any, and interest, if any, but such money need not be segregated from other funds except to the extent required by law.

          SECTION 8.8.  Repayment to Company.  To the extent permitted by the
                        -------------------
Financial Accounting Standards Board Statement of Financial Accounting Standards No. 76, as amended or interpreted by the Financial Accounting Standards Board from time to time, or any successor thereto ("Standard No. 76"), or to the extent permitted by the Commission, the Trustee shall, from time to time, take one or more of the following actions as specified in a Company Request: (a) retransfer, reassign and deliver to the Company any securities deposited with the Trustee pursuant to Section 8.6(a), provided that the Company shall, in substitution therefor, simultaneously transfer, assign and deliver to the Trustee other Governmental Obligations appropriate to satisfy the Company's obligations in respect of the relevant Securities; and (b) the Trustee and Paying Agent shall promptly pay to the Company upon Company Request any excess money or securities held by them at any time, including, without limitation, any assets deposited with the Trustee pursuant to Section 8.6(a) exceeding those necessary for the purposes of Section 8.6(a). The Trustee shall not take the actions described in subsections (a) and (b) of this Section 8.8 unless it shall have first received a written report of Ernst & Young LLP, or another nationally recognized independent public accounting firm, (i) expressing their opinion that the contemplated action is permitted by Standard No. 76 or the Commission for transactions accounted for as extinguishment of debt under the circumstances described in paragraph 3.c of Standard No. 76 or any successor provision, and
(ii) verifying the accuracy, after giving effect to such action or actions, of the computations which demonstrate that the amounts remaining to be earned on the Government Obligations deposited with the Trustee pursuant to Section 8.6(a) will be sufficient for purposes of Section 8.6(a).

          SECTION 8.9.  Indemnity for Government Obligations.  The Company
                        ------------------------------------
shall pay, and shall indemnify the Trustee against, any tax, fee or other charge imposed on or assessed against Government Obligations deposited pursuant to this Article or the principal and interest, if any, and any other amount received on such Government Obligations.

                                  ARTICLE IX


                            Supplemental Indentures
                            -----------------------

          SECTION 9.1.  Supplemental Indentures Without Consent of Holders.
                        --------------------------------------------------
Without the consent of any Holders, the Company, when authorized by or pursuant to a Board Resolution, the Guarantors and the Trustee at any time and from time to time, may enter into indentures supplemental hereto, in form reasonably satisfactory to the Trustee, for any of the following purposes:

     (a) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants and obligations of the Company herein and in the Securities; or

     (b) to add to the covenants of the Company or the Guarantors for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company or the Guarantors; provided, however, that in respect of any such additional
                --------  -------
covenant such supplemental indenture may provide for a particular period of grace after Default (which period may be shorter or longer than that allowed in the case of other Defaults) or may limit the remedies available to the Trustee upon such Default; or

     (c) to add any additional Events of Default with respect to all or any series of Securities (and if such Events of Default are to be for the benefit of less than all series of Securities, stating that such Events of Default are expressly included solely for the benefit of such series); or

     (d)  to secure the Securities; or

     (e) to establish the form or terms of Securities of any series as permitted by Section 2.1; or

     (f) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 7.11; or

     (g) to correct or supplement any provision herein which may be inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Indenture, provided such
                                                                   --------
action shall not adversely affect the interests of the Holders of Securities of any series affected thereby; or

     (h)  to cure an ambiguity or correct any mistake, provided such action
                                                       --------
shall not adversely affect the interests of the Holders of Securities of any series; or

     (i) to add a Guarantor pursuant to Section 10.6 or remove a Guarantor in respect of any series which, in accordance with the terms of this Indenture, ceases to be liable in respect of its Guarantee.

          SECTION 9.2.  Supplemental Indentures with Consent of Holders.  With
                        -----------------------------------------------
the written consent of the Holders of a majority of the aggregate principal amount of the Outstanding

Securities of each series adversely affected by such supplemental indenture (with each such series voting as a class), the Company, when authorized by or pursuant to a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto to add any provisions to or to change or eliminate any provisions of this Indenture or of any other indenture supplemental hereto or to modify the rights of the Holders of such Securities; provided, however, that without the consent of the Holder of each Outstanding
--------  -------
Security affected thereby, a supplemental indenture under this Section may not:

     (a) change the Stated Maturity of the principal of, or premium, if any, on, or any installment of principal of or premium, if any, or interest, if any, on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption, repurchase or repayment thereof, or change the manner in which the amount of any principal thereof or premium, if any, or interest, if any, thereon is determined, or change the Place of Payment where or the currency in which any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date);

     (b) reduce the percentage in principal amount of the Outstanding Securities of such series affected thereby, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture;

     (c) waive a default in the payment of principal of, premium, if any, or interest, if any, on, any Security of such series;

     (d) change any obligation of the Company to maintain an office or agency in the places and for the purposes specified in Section 3.2; or

     (e) make any change in Section 6.7 or this Section 9.2 except to increase any percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holders of each Outstanding Security of such series affected thereby.

          A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture, which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

          It is not necessary under this Section 9.2 for the Holders to consent to the particular form of any proposed supplemental indenture, but it is sufficient if they consent to the substance thereof.

          Upon the request of the Company, accompanied by an Officers' Certificate and a Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may, but shall not be obligated to, enter into such supplemental indenture.

          SECTION 9.3.  Compliance with Trust Indenture Act. Every amendment to
                        -----------------------------------
this Indenture or the Securities of each series shall be set forth in a supplemental indenture that complies with the Trust Indenture Act as then in effect.

          SECTION 9.4.  Execution of Supplemental Indentures.  In executing,
                        ------------------------------------
or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modification thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          SECTION 9.5.  Effect of Supplemental Indentures .  Upon the
                        ---------------------------------
execution of any supplemental indenture under this article, this Indenture shall be modified in accordance therewith and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder and of any coupon appertaining thereto shall be bound thereby.

          SECTION 9.6.  Reference in Securities to Supplemental Indentures.
                        --------------------------------------------------

                                   ARTICLE X


                                  Guarantees
                                  ----------

          SECTION 10.1. Guarantees. (a)  Subject to the provisions of this
                        ----------
Article X, each Guarantor, jointly and severally, hereby irrevocably and unconditionally guarantees to each Holder of Securities and to the Trustee on behalf of the Holders (i) the due and punctual payment of principal of, premium, if any, and interest in full on each Security when and as the same shall become due and payable whether at Stated Maturity, by declaration of acceleration or otherwise,

(ii) the due and punctual payment of interest on the overdue principal of, premium, if any, and interest in full on the Securities, to the extent permitted by law, and (iii) the due and punctual performance of all other Obligations of the Company and the other Guarantors to the Holders or the Trustee, including without limitation the payment of fees, expenses, indemnification or other amounts, all in accordance with the terms of the Securities and this Indenture. In case of the failure of the Company punctually to make any such principal or interest payment or the failure of the Company or any other Guarantor to perform any such other Obligation, each Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at Stated Maturity, by declaration of acceleration or otherwise, and as if such payment were made by the Company and to perform any such other Obligation of the Company immediately. Each Guarantor hereby further agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Trustee or the Holders in enforcing any rights under these Guarantees. The Guarantees under this Article X are guarantees of payment and not of collection.

     (b) Each of the Company and the Guarantors hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger, insolvency or bankruptcy of the Company or any other Guarantor, any right to require a proceeding first against the Company or any other Guarantor, protest or notice with respect to the Securities or the indebtedness evidenced thereby and all demands whatsoever, and covenants that these Guarantees will not be discharged except by complete performance of the Obligations contained in the Securities and in this Indenture, or as otherwise specifically provided therein and herein.

     (c)  Each Guarantor hereby waives and relinquishes:

          (i) any right to require the Trustee, the Holders or the Company (each, a "Benefited Party") to proceed against the Company, the Subsidiaries of the Company or any other Person or to proceed against or exhaust any security held by a Benefited Party at any time or to pursue any other remedy in any secured party's power before proceeding against the Guarantors;

          (ii) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other Person or Persons or the failure of a Benefited Party to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other Person or Persons;

          (iii) demand, protest and notice of any kind (except as expressly required by this Indenture), including but not limited to notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of the Guarantors, the Company, the Subsidiaries of the Company, any Benefited Party, any creditor of the Guarantors, the Company or the Subsidiaries of the Company or on the part of any other Person whomsoever in connection with any obligations the performance of which are hereby guaranteed;

          (iv) any defense based upon an election of remedies by a Benefited Party, including but not limited to an election to proceed against the Guarantors for reimbursement;

          (v) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

          (vi) any defense arising because of a Benefited Party's election, in any proceeding instituted under the Bankruptcy Law, of the application of
     Section 1111(b)(2) of the Bankruptcy Law; and

          (vii) any defense based on any borrowing or grant of a security interest under Section 364 of the Bankruptcy Law.

     (d) Each Guarantor further agrees that, as between such Guarantor, on the one hand, and Holders and the Trustee, on the other hand, (i) for purposes of the relevant Guarantee, the maturity of the Obligations Guaranteed by such Guarantee may be accelerated as provided in Article VI, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Obligations guaranteed thereby, and (ii) in the event of any acceleration of such Obligations (whether or not due and payable) such Obligations shall forthwith become due and payable by such Guarantor for purposes of such Guarantee.

     (e) The Guarantees shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment, or any part thereof, of principal of, premium, if any, or interest on any of the Securities is rescinded or must otherwise be returned by the Holders or the Trustee upon the insolvency, bankruptcy or reorganization of the Company or any of the Guarantors, all as though such payment had not been made.

     (f) Each Guarantor shall be subrogated to all rights of the Holders against the Company in respect of any amounts paid by such Guarantor pursuant to the provisions of the Guarantees or this Indenture; provided, however, that a
                                                    --------  -------
Guarantor shall not be entitled to enforce or to receive any payments until the principal of, premium, if any, and interest on all Securities issued hereunder shall have been paid in full.

          SECTION 10.2  Obligations of Guarantors Unconditional.  Each
                        ---------------------------------------
Guarantor hereby agrees that its Obligations hereunder shall be Guarantees of payment and shall be unconditional, irrespective of and unaffected by the validity, regularity or enforceability of the Securities or this Indenture, or of any amendment thereto or hereto, the absence of any action to enforce the same, the waiver or consent by any Holder or by the Trustee with respect to any provisions thereof or of this Indenture, the entry of any judgment against the Company or any other Guarantor or any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

          SECTION 10.3.  Limitation on Guarantors' Liability.  Each Guarantor
                         -----------------------------------
and by its acceptance hereof each Holder, hereby confirms that it is the intention of all such parties that the

Guarantee by such Guarantor pursuant to its Guarantee not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law. To effectuate the foregoing intention, the Holders and such Guarantor hereby irrevocable agree that the Obligations of such Guarantor under this Article X shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the Obligations of such other Guarantor under this Article X, result in the Obligations of such Guarantor under its Guarantee not constituting a fraudulent transfer or conveyance under applicable federal or state law.

          SECTION 10.4.  Releases of Guarantees.  (a)  If the Securities are
                         ----------------------
defeased in accordance with the terms of Article VIII of this Indenture, then each Guarantor shall be deemed to have been released from and discharged of its obligations under its Guarantee as provided in Article VIII hereof, subject to the conditions stated therein.

     (b) In the event an entity that is a Guarantor ceases to be a guarantor under the Credit Agreements, as amended (or any other credit agreement renewing, refunding, replacing, restating, refinancing or extending the Credit Agreements), such entity shall also cease to be a Guarantor, whether or not a Default or an Event of Default is then outstanding.

     (c) Any Guarantor not released from its obligations under its Guarantee shall remain liable for the full amount of principal of, premium, if any, and interest on the Securities and for the other obligations of the Company, such Guarantor and any other Guarantor under this Indenture as provided in this
Article X.

          SECTION 10.5. Application of Certain Terms and Provisions to
                        ----------------------------------------------
Guarantors. (a)  For purposes of any provision of this Indenture which
----------
provides for the delivery by any Guarantor of an Officers' Certificate or an Opinion of Counsel or both, the definitions of such terms in Section 1.1 shall apply to such Guarantor as if references therein to the Company were references to such Guarantor.

     (b) Any request, direction, order or demand which by any provision of this Indenture is to be made by any Guarantor shall be sufficient if evidenced by a Company Order; provided that the definition of such term in Section 1.1 hereof
               --------
shall apply to such Guarantor as if references therein to the Company were references to such Guarantor.

     (c) Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Securities to or on any Guarantor may be given or served as described in Section
11.2 hereof.

     (d) Upon any demand, request or application by any Guarantor to the Trustee to take any action under this Indenture, such Guarantor shall furnish to the Trustee such certificates and opinions as are required in Section 7.2 hereof as if all references therein to the Company were references to such Guarantor.

          SECTION 10.6.  Additional Guarantors.  The Company shall cause each
                         ---------------------
subsidiary of the Company that becomes a guarantor under the Credit Agreements, as amended (or any other credit agreement renewing, refunding, replacing, restating, refinancing or extending the Credit Agreements), after the Date of this Indenture, to execute and deliver to the Trustee, promptly upon any such formation or acquisition (a) a supplemental indenture in form and substance satisfactory to the Trustee which subjects such subsidiary to the provisions of this Indenture as a Guarantor, and (b) an Opinion of Counsel to the effect that such supplemental indenture has been duly authorized and executed by such subsidiary and constitutes the legal, valid, binding and enforceable obligation of such subsidiary (subject to such customary exceptions concerning fraudulent conveyance laws, creditors' rights and equitable principles as may be acceptable to the Trustee in its discretion).

                                  ARTICLE XI


                                 Miscellaneous
                                 -------------

          SECTION 11.1.  Trust Indenture Act Controls.  If any provision of
                         ----------------------------
this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the provision required by the TIA shall control. Each Guarantor in addition to performing its obligations under its Guarantee shall perform such other obligations as may be imposed upon it with respect to this Indenture under the TIA.

          SECTION 11.2.  Notices.  Any notice or communication shall be in
                         -------
writing, in the English language and delivered in person or mailed by first-class mail addressed as follows:

               if to the Company or any Guarantor:
               Federal-Mogul Corporation
               26555 Northwestern Highway
               Southfield, Michigan 48034
               Attention:  General Counsel

               if to the Trustee:

               The Bank of New York
               101 Barclay Street
               New York, New York 10286
               Attention: Corporate Trust Administration

          The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

          Where this Indenture provides for notice to Securityholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if (i) in writing and mailed, first-class postage prepaid, to each Securityholder affected by such event, at his address as it appears in the Note Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice and (ii) published at least twice, in an Authorized Newspaper in Luxembourg, which is expected to be the Luxemburger Wort, so long as the Securities are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require or, if not practicable, elsewhere in Western Europe, on a Business Day the first such publication to be not earlier than the earliest date and the second such publication to be not later than the latest date herein prescribed for the giving of such notice.

          In any case where notice to Securityholders is given by mail, neither the failure to mail a notice or communication to a Securityholder nor any defect in any notice so mailed shall affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it. If by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice as provided above, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

          SECTION 11.3.  Communication by Holders with other Holders.
                         -------------------------------------------
Securityholders may communicate pursuant to TIA (S) 3l2(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA (S) 312(c).

          SECTION 11.4.  Certificate and Opinion as to Conditions Precedent.
                         --------------------------------------------------
Upon any request or application by the Company to the Trustee to take or refrain from taking any action under this Indenture, the Company shall furnish to the
Trustee:

     (a) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

     (b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent have been complied with,

except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          SECTION 11.5.  Statements Required in Certificate or Opinion.  Each
                         ---------------------------------------------
certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture shall include:

     (a) a statement that the individual making such certificate or opinion has read such covenant or condition;

     (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

     (c) a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (d) a statement as to whether or not, in the opinion of such individual, such covenant or condition has been complied with.

          In giving such Opinion of Counsel, counsel may rely as to factual matters on an Officers' Certificate or on certificates of public officials.

          SECTION 11.6.  When Securities Disregarded.  In determining whether
                         ---------------------------
the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company shall be disregarded and deemed not to be Outstanding, except that, for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded. Also, subject to the foregoing, only Securities Outstanding at the time shall be considered in any such determination.

          SECTION 11.7.  Rules by Trustee, Paying Agent and Registrar.  The
                         --------------------------------------------
Trustee may make reasonable rules for action by, or a meeting of, Securityholders. The Registrar and the Paying Agent may make reasonable rules for their functions.

          SECTION 11.8.  Legal Holidays.  In any case where any interest
                         --------------
payment date, Redemption Date, Stated Maturity or Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of any Security) payment of principal, premium, if any, or interest, if any, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such date; provided that no interest shall accrue on the amount so payable for the period
--------
from and after such interest payment date, Redemption Date, Stated Maturity or Maturity, as the case may be.

          SECTION 11.9.  GOVERNING LAW.  THIS INDENTURE, THE SECURITIES AND
                         -------------
THE GUARANTEES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 11.10.  No Recourse Against Others.  An incorporator,
                          --------------------------
director, officer, employee, stockholder or controlling person, as such, of each of the Company or any Guarantors shall not have any liability for any obligations of the Company under the Securities, this Indenture or the Guarantees or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

          SECTION 11.11.  Successors.  All agreements of the Company and the
                          ----------
Guarantors in this Indenture and the Securities shall bind their respective successors. All agreements of the Trustee in this Indenture shall bind its successors.

          SECTION 11.12.  Multiple Originals.  The parties may sign any number
                          ------------------
of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

          SECTION 11.13.  Variable Provisions.  The Company initially appoints
                          -------------------
the Trustee as Paying Agent and Registrar and custodian with respect to any Global Securities.

          SECTION 11.14.  Qualification of Indenture.  The Company shall
                          --------------------------
qualify this Indenture under the TIA in accordance with the terms and conditions of the Registration Rights Agreement and shall pay all reasonable costs and expenses (including attorneys' fees and expenses for the Company, the Trustee and the Holders) incurred in connection therewith, including, but not limited to, costs and expenses of qualification of this Indenture and the Securities and printing this Indenture and the Securities. The Trustee shall be entitled to receive from the Company any such Officers' Certificates, Opinions of Counsel or other documentation as it may reasonably request in connection with any such qualification of this Indenture under the TIA.

          SECTION 11.15.  Table of Contents; Headings.  The table of contents,
                          ---------------------------
cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

          SECTION 11.16.  Separability.  In case any provision of this
                          ------------
Indenture or the Securities or the Guarantees shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 11.17.  Benefits of Indenture.  Nothing in this Indenture or
                          ---------------------
in the Securities or the Guarantees, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                           FEDERAL-MOGUL CORPORATION


                                      by: ______________________________
                                          Name:
                                          Title:

                                           FEDERAL-MOGUL DUTCH HOLDINGS INC.

                                      by: _______________________________
                                          Name:
                                          Title:

                                           FEDERAL-MOGUL GLOBAL INC.

                                      by: _______________________________
                                          Name:
                                          Title:

                                           FEDERAL-MOGUL U.K. HOLDINGS INC.

                                      by: _______________________________
                                          Name:
                                          Title:

                                           F-M U.K. HOLDINGS LIMITED

                                      by: _______________________________
                                          Name:
                                          Title:

                                           CARTER AUTOMOTIVE COMPANY, INC.

                                      by: ________________________________
                                          Name:
                                          Title:

                                           FEDERAL MOGUL VENTURE CORPORATION

                                      by: _______________________________
                                          Name:
                                          Title:

                                           FEDERAL-MOGUL WORLD WIDE, INC.

                                      by: _______________________________
                                          Name:
                                          Title:

                                           FEDERAL-MOGUL GLOBAL PROPERTIES, INC.

                                      by: _______________________________
                                          Name:
                                          Title:

                                           FELT PRODUCTS MFG. CO.

                                      by: _______________________________
                                          Name:
                                          Title:

                                           FEL-PRO MANAGEMENT CO.

                                      by: _______________________________
                                          Name:
                                          Title:

                                           FEDERAL-MOGUL IGNITION COMPANY

                                      by: _______________________________
                                          Name:
                                          Title:

                                           FEDERAL-MOGUL PRODUCTS, INC.

                                      by: _______________________________
                                          Name:
                                          Title:

                                           FEDERAL-MOGUL AVIATION, INC.

                                      by: _______________________________
                                          Name:
                                          Title:

                                           THE BANK OF NEW YORK, as Trustee

                                      by: _______________________________
                                          Name:
                                          Title:

                                       73